Exhibit 10.1

SECOND RESTATED COLLABORATION AGREEMENT

THIS SECOND RESTATED COLLABORATION AGREEMENT (this “Agreement”), dated as of April 12, 2004, the “Revision Date”, is made between ABGENIX, INC., a Delaware corporation (“ABX”), having a place of business at 7601 Dumbarton Circle, Fremont, California 94555, and CURAGEN CORPORATION, a Delaware corporation (“CuraGen”), having a place of business at 555 Long Wharf Drive, New Haven, Connecticut 06511, with respect to the following facts:

RECITALS

A. The parties entered into the Collaboration Agreement effective as of December 8, 1999 (the “Original Agreement”) and a Restated Collaboration Agreement effective as of November 27, 2000, as subsequently amended on January 23, 2001, January 16, 2002 and January 10, 2003 (the “Restated Agreement”).

B. The parties desire to amend the Restated Agreement in certain respects effective as of the date hereof, and for convenience to restate the Restated Agreement, on the terms and conditions set forth below.

NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth below, the parties amend the Restated Agreement and agree as follows:

1. DEFINITIONS

For purposes of this Agreement, the terms set forth in this Article 1 shall have the respective meanings set forth below:

1.1 “ABX In-License” shall mean a license, sublicense or other agreement under which ABX acquired rights to the ABX Patent Rights or ABX Know-How, specifically including (a) that certain license agreement between ABX and the Medical Research Council, dated December 14, 1998 (as amended or restated from time to time), (b) that certain license agreement between ABX and Babraham Bioscience Technologies Limited dated May 14, 2002 (as amended or restated from time to time) and (c) that certain license agreement between ABX and ImmunoGen, Inc. dated September 5, 2000 (as amended or restated from time to time) (the “ImmunoGen Agreement”) .

1.2 “ABX Know-How” shall mean, collectively, all inventions, discoveries, data, information, methods, techniques, technology and other results, whether or not patentable but which are not generally known, regarding ABX Technology and Information. All ABX Know-How shall be Confidential Information of ABX.

1.3 “ABX Licensed Antigens” shall mean all ABX Optioned Antigens for which ABX has exercised an option to obtain a commercial license pursuant to Article 7 below, and “ABX Licensed Antigen” shall mean any one of the ABX Licensed Antigens.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

1.4 “ABX Optioned Antigens” shall mean all antigens which are selected from the Eligible Antigens by ABX pursuant to Article 5 below (or otherwise pursuant to the Extended Research Program), for which CuraGen has the right to grant ABX the commercial license under Article 7 below, and which are not Licensed Antigens, and “ABX Optioned Antigen” shall mean any one of the ABX Optioned Antigens.

1.5 “ABX Patent Claim” shall mean a Patent Claim within the Licensed ABX Intellectual Property Rights.

1.6 “ABX Patent Rights” shall mean, collectively, (a) all patents and patent applications listed on Exhibit A and any foreign counterparts claiming priority thereof; (b) all patent applications heretofore or hereafter filed in any country which claim (and only to the extent they claim) ABX Technology and Information or the use thereof; (c) all patents that have issued or in the future issue from any of the foregoing patent applications, including without limitation utility models, design patents and certificates of invention; and (d) all divisionals, continuations, continuations-in-part, reissues, renewals, supplemental protection certificates, extensions or additions to any such patents and patent applications.

1.7 “ABX Product” shall mean, with respect to any ABX Licensed Antigen, any product comprising (a) an Antibody or Antibody Equivalent which binds to such ABX Licensed Antigen; or (b) Genetic Material that encodes such an Antibody or Antibody Equivalent, wherein, in respect of each ABX Product, said Genetic Material does not encode multiple antibodies.

1.8 “ABX Technology and Information” shall mean, collectively, (a) [*******************************]; (b) [*******************************]; (c) [*******************************], and (d) [*******************************]. [*****************************************************************].

1.9 “Affiliate” shall mean, with respect to any person or entity, any other person or entity which controls, is controlled by or is under common control with such person or entity. A person or entity shall be regarded as in control of another entity if it owns or controls at least fifty percent (50%) of the equity securities of the subject entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority).

1.10 “Antibody” shall mean a composition comprising (a) a whole antibody, or any fragment thereof, derived from the XenoMouse Animals hereunder; or (b) a whole antibody, or any fragment thereof, which is derived from a whole antibody or any fragment thereof, which itself is derived from the XenoMouse Animals hereunder or which is derived from the Genetic Material encoding or derived from, or the amino acid sequences of or derived from, a whole antibody or any fragment thereof, which itself is derived from the XenoMouse Animals hereunder.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

1.11 “Antibody Cells” shall mean all cells that contain, express, or secrete antibodies or Genetic Materials that encode antibodies.

1.12 “Antibody Equivalent” shall mean (i) [***************************], or (ii) [***************************]. For purposes of clarification, the following are not [**************]: (a) [*******************************************] and (b) [*******************************************].

1.13 “Antigen Specific Materials and Information” shall mean with respect to an Antigen, collectively, (a) [***********************************************]; and (b) [*********************************************].

1.14 “Antigens” shall mean, collectively, the Research Antigens, Eligible Antigens, Optioned Antigens and Licensed Antigens, and “Antigen” shall mean any one of the Antigens.

1.15 “BLA” shall mean a Biologics License Application, Product License Application, New Drug Application, or similar application for marketing approval of a product for use in the Therapeutic Field submitted to the FDA, or its foreign equivalent.

1.16 “Commercial Field” shall mean, collectively, the Therapeutic Field and the Diagnostic Field.

1.17 “Confidential Information” shall mean, with respect to a party, all information of any kind whatsoever, and all tangible and intangible embodiments thereof of any kind whatsoever, which is disclosed by such party to the other party pursuant to this Agreement, and (if disclosed in writing or other tangible medium) is marked or identified in writing as confidential at the time of disclosure to the receiving party or (if otherwise disclosed or if not so marked or identified in writing) is identified as confidential at the time of disclosure to the receiving party and is summarized and identified as confidential in writing or by electronic means within thirty (30) days after such disclosure. Notwithstanding the foregoing, Confidential Information of a party shall not include information which, and only to the extent, the receiving party can establish by written documentation or electronic records (a) has been publicly known prior to disclosure of such information by the disclosing party to the receiving party; (b) has become publicly known without fault on the part of the receiving party, subsequent to disclosure of such information by the disclosing party to the receiving party; (c) has been received by the receiving party at any time from a source, other than the disclosing party, rightfully having possession of and the right to disclose such information free of confidentiality obligations; (d) has been otherwise known by the receiving party free of confidentiality obligations prior to disclosure of such information by the disclosing party to the receiving party; or (e) has been independently developed (as demonstrated by contemporaneous written or electronic evidence maintained in the ordinary course of business of the receiving party) by employees or agents of the receiving party without access to or use of such information disclosed by the disclosing party to the receiving party.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

1.18 “CuraGen Databases” shall mean, collectively, all data, information and materials (other than Research Program Technology and Information) related to human Genetic Materials and the expression products thereof which as of the Effective Date are contained in CuraGen’s SeqCalling Database or which at any time during the term of this Agreement are added thereto. For purposes hereof, the CuraGen SeqCalling Database shall include without limitation the following data, information, and materials possessed, acquired or developed by CuraGen as of the Effective Date or at any time during the term of this Agreement, the acquisition or development of which has not been sponsored or directed by a commercial Third Party to whom rights in such data, information, and materials have been granted in advance (without breaching the exclusivity obligations of this Agreement): (i) sequence data with respect to human Genetic Materials (including expressed sequences) and expression products thereof; (ii) the tissue or cellular distribution relating to such Genetic Materials, their expression and expression products; (iii) literature publications and patent status (i.e., information related to CuraGen filing dates, priority of claim(s) and any related patents and patent applications, and any information known by CuraGen regarding Third Party patents and patent applications) related to such Genetic Materials and expression products; (iv) the biological function of such Genetic Materials and expression products; (v) clones, expression products, proteins, cell lines and vectors related to such Genetic Materials and expression products, and (vi) all of the data, information, and materials described in the foregoing clauses (i) to (v) with respect to any homologs of such Genetic Materials and expression products. As of the Effective Date, the CuraGen SeqCalling Database includes at least [************************************].

1.19 “CuraGen Exclusive Antigen” shall mean an antigen (other than a Research Antigen) or Research Antigen that is designated by CuraGen as a CuraGen Exclusive Antigen in accordance with Section 4.6.

1.20 “CuraGen Know-How” shall mean, collectively, all inventions, discoveries, data, information, methods, techniques, technology and other results, whether or not patentable but which are not generally known, regarding CuraGen Technology and Information. All CuraGen Know-How shall be Confidential Information of CuraGen.

1.21 “CuraGen Licensed Antigens” shall mean all CuraGen Optioned Antigens for which CuraGen has exercised an option to obtain a commercial license pursuant to Article 7 below, and “CuraGen Licensed Antigen” shall mean any one of the CuraGen Licensed Antigens.

1.22 “CuraGen Optioned Antigens” shall mean all antigens which are selected from the Eligible Antigens by CuraGen pursuant to Article 5 below (or otherwise pursuant to the Extended Research Program), for which ABX has the right to grant CuraGen the commercial license under Article 7 below, and which are not Licensed Antigens, and “CuraGen Optioned Antigen” shall mean any one of the CuraGen Optioned Antigens.

1.23 “CuraGen Patent Claim” shall mean a Patent Claim within the Licensed CuraGen Intellectual Property Rights, other than Patent Claims that are (i) directed to a method of use of the Research Antigen or antibodies to such antigen that is initially identified solely

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

through the use of Antigen Specific Materials and Information or (ii) enabled solely by data relating to or supporting a specific indication that was initially identified solely through the use of the Antigen Specific Materials and Information.

1.24 “CuraGen Patent Rights” shall mean, collectively, (a) all patent applications heretofore or hereafter filed in any country which claim (and only to the extent they claim) CuraGen Technology and Information or the use thereof; (b) all patents that have issued or in the future issue from any of the foregoing patent applications, including without limitation utility models, design patents and certificates of invention; and (c) all divisionals, continuations, continuations-in-part, reissues, renewals, supplemental protection certificates, extensions or additions to any such patents and patent applications.

1.25 “CuraGen Product” shall mean, with respect to any CuraGen Licensed Antigen, any product comprising (a) an Antibody or Antibody Equivalent which binds to such CuraGen Licensed Antigen, or (b) Genetic Material that encodes such an Antibody or Antibody Equivalent wherein, in respect of each CuraGen Product, said Genetic Material does not encode multiple antibodies.

1.26 “CuraGen Technology and Information” shall mean, collectively, (a) [*******************************]; (b) [*********************************]; (c) [*******************************]; and (d) [******************************]. [*************************************************************************].

1.27 “Derived” or “derived” shall mean obtained, developed, created, synthesized, designed, derived or resulting from, based upon or otherwise generated (whether directly or indirectly, or in whole or in part).

1.28 “Diagnostic Field” shall mean the use of Products for the following human medical purposes: the detection, diagnosis and monitoring of [*************], predisposition, state or condition in humans or the selection of a particular patient(s) to receive a particular therapeutic treatment(s).

1.29 “Effective Date” shall mean December 8, 1999.

1.30 “Eligible Antigen” shall mean a Research Antigen which satisfies the criteria of Exhibit B as determined by the JMC pursuant to Section 3.2 below or the arbitrator pursuant to Section 3.5 below, and which is not an Optioned Antigen.

1.31 “Excluded ABX Technology” shall mean, collectively, [***********************************] (a) [*********************************]; (b) [********************************]; (c) [***************************]; (d) [***************************]; (e) [***************************]; and (f) [***************************].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

1.32 “Excluded CuraGen Technology” shall mean, collectively, [*******************************************] (a) [*******************************************]; (b) [***********************************]; and (c) [*******************************************].

1.33 “FDA” shall mean the United States Food and Drug Administration or its successor agency.

1.34 “First Commercial Sale” shall mean, with respect to each Product in each country, the date of first commercial sale (other than for purposes of obtaining regulatory approval) of such Product by a party hereto, its Sublicensee or their respective Affiliates to an unaffiliated Third Party in such country.

1.35 “Gene Therapy” shall mean the treatment or prevention of a disease by means of Ex Vivo or In Vivo delivery (via viral or nonviral gene transfer systems) of compositions comprising either (a) Genetic Material that encodes an Antibody, wherein such Antibody serves a material function in the treatment or prevention of such disease; (b) Genetic Material that encodes a moiety other than an Antibody, wherein the moiety serves a material function in the treatment or prevention of such disease and wherein such composition incorporates an Antibody (or Genetic Material that encodes such Antibody), which Antibody is used as a targeting vehicle for the composition; or (c) Genetic Material that encodes an Antibody that serves a material function in the treatment or prevention of such disease, wherein such composition also incorporates an Antibody (or Genetic Material that encodes such Antibody) which Antibody is used as a targeting vehicle for the composition. “Ex Vivo” delivery shall mean the introduction, outside of the body of a human, of such compositions into a cell, tissue, organoid, or organ, followed by the administration of the cell, tissue, organoid, or organ which contains such introduced compositions into the body of the same (autologous) or different (allogeneic) human, without limitation as to the formulation, anatomic site, or route of administration or the use of encapsulation or other devices for such administration. “In Vivo” delivery shall mean the introduction of such compositions into an individual, without limitation as to the formulation, anatomic site, or route of administration or the use of encapsulation or other devices for such administration.

1.36 “Genetic Material” shall mean a nucleic acid, including DNA, RNA, and nucleic acid complementary and reverse complementary to such nucleotide sequences or nucleic acid, whether coding or noncoding and whether intact or a fragment.

1.37 “GenPharm Cross License Agreement” shall mean that certain Cross License Agreement entered into by and between ABX, JTI, XT, Cell Genesys, Inc., and GenPharm International, Inc., effective as of March 26, 1997, as the same may be amended from time to time.

1.38 “Human Antibody Equivalent” shall mean (i) [*********************], or (ii) [**********************************].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

1.39 “IND” shall mean an Investigational New Drug application filed with the FDA, or any similar filing with any foreign regulatory authority, to commence human clinical testing of any Product in any country.

1.40 “JMC” shall mean the joint management committee comprising representatives of ABX and CuraGen described in Section 3.1 below.

1.41 “JTI” shall mean Japan Tobacco Inc., a Japanese corporation.

1.42 “Licensed Antigens” shall mean, collectively, the ABX Licensed Antigens and CuraGen Licensed Antigens, and “Licensed Antigen” shall mean any one of the Licensed Antigens.

1.43 “Licensed ABX Intellectual Property” shall mean ABX’s rights in the ABX Patent Rights, ABX Know-How, Research Program Patent Rights and Research Program Know-How; provided, however, that the Licensed ABX Intellectual Property (a) is all to the extent and only to the extent that ABX has the right to grant (sub)licenses thereunder (including without limitation to the extent permitted under the applicable ABX In-Licenses); (b) is expressly subject to the ABX In-Licenses; and (c) shall exclude the Excluded ABX Technology.

1.44 “Licensed CuraGen Intellectual Property” shall mean CuraGen’s rights in the CuraGen Patent Rights, CuraGen Know-How, Research Program Patent Rights and Research Program Know-How; provided, however, that the Licensed CuraGen Intellectual Property (a) is all to the extent and only to the extent that CuraGen has the right to grant (sub)licenses thereunder; and (b) shall exclude the Excluded CuraGen Technology.

1.45 “Licensed Intellectual Property” shall mean, collectively, the Licensed ABX Intellectual Property and the Licensed CuraGen Intellectual Property.

1.46 “Net Sales” shall mean, with respect to a Product, the gross sales price charged by a party, its Sublicensees and their respective Affiliates for sales of such Product to non-Affiliate customers, less (a) [***************************]; (b) [*****************]; and (c) [**********************************************************************]. [****************************************************************************].

1.47 “Optioned Antigens” shall mean, collectively, the ABX Optioned Antigens and CuraGen Optioned Antigens, and “Optioned Antigen” shall mean any one of the Optioned Antigens.

1.48 “Patent Claim” shall mean a claim of a pending patent application (pending for no longer than five (5) years) or issued and unexpired patent included within the Licensed Intellectual Property which has not been held unenforceable or invalid by a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal and which has not been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

1.49 “Person” shall mean an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

1.50 “Phase I Clinical Trial” shall mean a human clinical trial in any country that is intended to initially evaluate the safety and/or pharmacological effect of a Product in subjects, or that would otherwise satisfy requirements of 21 CFR 312.21(a), or its foreign equivalent.

1.51 “Phase II Clinical Trial” shall mean a human clinical trial in any country that is intended to initially evaluate the effectiveness of a Product for a particular indication or indications in patients with the disease or indication under study, or that would otherwise satisfy requirements of 21 CFR 312.21(b), or its foreign equivalent.

1.52 “Phase III Clinical Trial” shall mean a pivotal human clinical trial in any country the results of which could be used to establish safety and efficacy of a Product as a basis for a marketing approval application submitted to the FDA, or that would otherwise satisfy requirements of 21 CFR 312.21(c), or its foreign equivalent.

1.53 “PMA” shall mean a Pre-Market Approval Application, 510(k) notice or similar application for marketing approval of a product for use in the Diagnostic Field submitted to the FDA, or its foreign equivalent.

1.54 “Products” shall mean, collectively, the ABX Products and the CuraGen Products, and “Product” shall mean any one of the Products.

1.55 “Program Year” shall mean any period commencing on the Effective Date or any anniversary thereof, and continuing through the first anniversary thereof, during the term of the Research Program.

1.56 “Research Antigens” shall mean, collectively, the antigens which are selected by the JMC, ABX or CuraGen pursuant to Section 4.1 below for use in the Research Program, for which ABX and CuraGen have the right to grant the other party the commercial license under Article 7 below, and which are not Optioned Antigens or Licensed Antigens, and “Research Antigen” shall mean any one of the Research Antigens.

1.57 “Research Field” shall mean the use of materials derived from XenoMouse Animals that are immunized with Research Antigens solely for the creation, identification, analysis, research, characterization and preclinical development of potential Products for use in the Commercial Field.

1.58 “Research Program” shall mean the collaborative research program described in Section 4.4 below

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

1.59 “Research Program Know-How” shall mean, collectively, all inventions, discoveries, data, information, methods, techniques, technology and other results, whether or not patentable but which are not generally known, regarding Research Program Technology and Information or the use thereof.

1.60 “Research Program Technology and Information” shall mean, with respect to an Antigen, collectively, (a) [*******************************************]; and (b) [*******************************************].

1.61 “Research Program Patent Rights” shall mean, collectively, (a) all patent applications hereafter filed in any country which claim Research Program Technology and Information or the use thereof; (b) all patents that have issued or in the future issue from any of the foregoing patent applications, including without limitation utility models, design patents and certificates of invention; and (c) all divisionals, continuations, continuations-in-part, reissues, renewals, supplemental protection certificates, extensions or additions to any such patents and patent applications.

1.62 “Royalty Commencement Date” shall mean, with respect to each Product in each country, the date of the First Commercial Sale of such Product in such country.

1.63 “Sublicense” shall mean, with respect to a Product, an agreement or arrangement pursuant to which a (sub)license or distribution right regarding such Product has been granted to a Sublicensee.

1.64 “Sublicense Income” shall mean, with respect to a Product, the aggregate cash consideration, and the fair market value of the non-cash consideration, received by a party or its Affiliate in connection with the Sublicense of such Product, excluding consideration received (a) in reimbursement of such party’s or its Affiliate’s cost to perform research, development or similar services conducted for such Product after the grant of such Sublicense, (b) in reimbursement of patent or other out-of-pocket expenses on such Product, or (c) in consideration for the purchase of any securities of such party or its Affiliates at a price equal to no more than 120% of the then fair market value of such securities).

1.65 “Sublicensee” shall mean a Third Party that is granted (a) a (sub)license under the Licensed Intellectual Property to develop, make, use, offer for sale, sell or import a Product in the Commercial Field; or (b) a right to distribute a Product in the Commercial Field, provided that such Third Party is responsible for marketing and promotion of such Product within the applicable territory.

1.66 “Technology and Information” shall mean, collectively, the ABX Technology and Information, CuraGen Technology and Information and Research Program Technology and Information.

1.67 “Therapeutic Field” shall mean the use of Products for the following human medical purposes: the prevention or treatment of [***************************].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

1.68 “Third Party” shall mean any Person other than ABX, CuraGen and their respective Affiliates.

1.69 “XenoMouse Animals” shall mean the transgenic mice capable of producing human antibodies when immunized by ABX with an antigen.

1.70 “XT” shall mean Xenotech, L.P., a California limited partnership.

1.71 “XT Master Research License and Option Agreement” shall mean that certain Master Research License and Option Agreement entered into by and among XT, JTI and Cell Genesys, Inc. effective as of June 28, 1996, and subsequently assigned to ABX by Cell Genesys, Inc., as the same may be amended from time to time.

1.72 “XT/ABX Product License Agreement” shall mean a license agreement between XT and ABX entered into pursuant to the XT Master Research and License Agreement granting to ABX a license (with the right to grant sublicenses) to commercialize Products in one or more territories.

1.73 “Conjugate” shall mean a specific composition, as mutually agreed upon by the parties in writing, which ABX owns or to which ABX otherwise has rights (including the right to grant sublicenses to CuraGen hereunder) to be conjugated to one or more Antibodies hereunder. “DM1”, as defined under the ImmunoGen Agreement, is the initial Conjugate.

1.74 “Imaging Peptide” shall mean a peptide that (a) is less than fifty (50) amino acids in length, and (b) is not derived from an Antibody Equivalent.

1.75 “Lambda Antibodies” shall mean Antibodies derived from the Lambda XenoMouse Animals hereunder comprising a human lambda light chain.

1.76 “Lambda Licensed Antigen” shall mean an Optioned Antigen that is designated as a Lambda Licensed Antigen at the time CuraGen exercises an option to take a commercial license to such Optioned Antigen under Article 7.

1.77 “Lambda Optioned Antigen” shall mean an Optioned Antigen for which Lambda XenoMouse Animals will or may be immunized under the Research Program and designated as such pursuant to Section 5.

1.78 “Lambda XenoMouse Animals” shall mean XenoMouse Animals that are transgenic for a portion of the human lambda light chain immunoglobulin locus and produce human lambda light chain-containing immunoglobulin molecules.

1.79 “Specifically Binds” refers to those antibodies that have a minimum affinity (KD value) of [******] (as measured by standard techniques such as the BIAcore) toward a specified antigen and do not bind to related isozymes, proteins or antigens with an affinity of better than 1 uM.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

2. REPRESENTATIONS AND WARRANTIES

Each party hereby represents and warrants to the other party as follows:

2.1 Existence. Such party is duly organized, validly existing and in good standing under the laws of the state in which it is organized.

2.2 Authorization and Enforcement of Obligations. Such party: (a) has the requisite power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder; and (b) has taken all requisite action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder. This Agreement has been duly executed and delivered on behalf of such party, and constitutes a legal, valid, binding obligation enforceable against such party in accordance with its terms except as enforcement may be limited by equitable remedies or defenses and applicable bankruptcy laws.

2.3 No Consents. All necessary consents, approvals and authorizations of all governmental authorities and other persons required to be obtained by such party in connection with this Agreement have been obtained.

2.4 No Conflict. The execution and delivery of this Agreement and the performance of such party’s obligations hereunder (a) do not conflict with or violate any requirement of applicable laws or regulations; and (b) do not conflict with, or constitute a default under, any contractual obligation of it.

2.5 ABX In-Licenses. ABX has made available to counsel to CuraGen correct copies of ABX In-Licenses, as in effect on the Effective Date.

2.6 Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES OF ANY KIND REGARDING TECHNOLOGY AND INFORMATION, PRODUCTS OR LICENSED INTELLECTUAL PROPERTY EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT OR VALIDITY. ALL TECHNOLOGY AND INFORMATION IS PROVIDED “AS IS.”

3. JOINT MANAGEMENT COMMITTEE

3.1 Composition. The JMC shall comprise three (3) named representatives of CuraGen and three (3) named representatives of ABX. Each party shall notify the other party in writing of its initial representatives to the JMC within ten (10) days after the Effective Date, and may substitute one or more representatives from time to time effective upon written notice to the other party.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

3.2 Responsibilities. The JMC shall be responsible for (a) selecting antigens from the CuraGen Databases as Research Antigens; (b) monitoring and reporting the progress of the Research Program; (c) recommending to the parties any modifications to the Research Program with respect to any or all of the Research Antigens; (d) facilitating open and frequent exchange of information between the parties regarding the Research Program; (e) reviewing the data and information regarding Research Antigens and determining whether a Research Antigen satisfies the criteria set forth in Exhibit B; and (f) making selections of Eligible Antigens under Article 5 below. The JMC shall also be responsible for discussing potential Conjugates that are to be utilized in the Research Program; provided, however, that no Conjugate shall be utilized in the Research Program until the parties have mutually agreed in writing (i) that such Conjugate shall be used in the Research Program, and (ii) those specific one or more Antibodies with which such Conjugate will be utilized.

3.3 Meetings. The JMC shall meet in person (unless otherwise agreed on a meeting-by-meeting basis) not less than once each calendar quarter during the term of the Research Program, on such dates and at such times and places as agreed to by CuraGen and ABX, alternating between Fremont, California and New Haven, Connecticut, or such other locations as the parties mutually agree. For all other meetings, the JMC may meet by telephonic or video conference or in person, as the parties mutually agree. Each party shall have the right to have one (or such greater number as the parties mutually agree) employee or agent who is not a member of the JMC attend each meeting of the JMC as a non-voting observer. Each party shall be responsible for all its own personnel, travel and related expenses relating to JMC meetings. The first meeting of the JMC shall take place at the offices of ABX as soon as practicable after the Effective Date, but in no event later than thirty (30) days after the Effective Date.

3.3.1 Within thirty (30) days following each JMC meeting, the party hosting the meeting (or entitled to host the meeting, if held by telephonic or video conference or at a location other than Fremont, California or New Haven, Connecticut) shall prepare and provide to the other party mutually acceptable, reasonably detailed written minutes describing (a) all matters reviewed or considered by the JMC; (b) all discussions regarding potential and actual Antigens; and (c) all determinations and actions of the JMC and the reasons therefor. Such minutes shall be the Confidential Information of both ABX and CuraGen; provided, however, that to the extent that such minutes relate to the Optioned Antigens and Licensed Antigens of a party they shall be the Confidential Information solely of such party.

3.3.2 Not less than ten (10) days prior to each regularly scheduled quarterly meeting of the JMC, each party shall provide the other party with all data and information, not previously disclosed to the other party, regarding the activities of such party under the Research Program.

3.3.3 Not less than five (5) days prior to each regularly scheduled meeting of the JMC, each party shall provide the other party with a list of the antigens that such party desires to discuss at such JMC meeting for potential use in the Research Program.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

3.4 Actions. ABX and CuraGen each shall be entitled to cast one vote on matters before the JMC. Decisions of the JMC shall be made by unanimous approval.

3.5 Disagreements. All disagreements within the JMC shall be resolved in the following manner:

3.5.1 Promptly upon receipt of written notice (a “Dispute Notice”) from one party to the other of a disagreement to be resolved under this Paragraph 3.5, the JMC representatives of each party promptly shall present the disagreement to the chief executive officer of such party.

3.5.2 The chief executive officers of each party thereafter shall meet to discuss each party’s view and to explain the basis for their respective positions of such disagreement, and in good faith shall attempt to resolve such disagreement among themselves.

3.5.3 If, within thirty (30) days after receipt of a Dispute Notice as to whether a Research Antigen satisfies the criteria of Exhibit B, the chief executive officers of each party cannot resolve such disagreement, then upon written notice from one party to the other party, such disagreement shall be settled as follows. Within forty five (45) days after receipt of such Dispute Notice, the parties shall attempt to mutually agree upon a single independent Third Party arbitrator, who shall be a scientific professional in the antibody field, to resolve such disagreement. If the parties are unable to mutually agree upon one such person, then each party shall appoint one independent Third Party scientific professional in the antibody field prior to the expiration of such forty five (45) day period, and within sixty (60) days after receipt of such Dispute Notice, such person(s) shall select a single independent Third Party arbitrator, who shall be a scientific professional in the antibody field, to resolve such disagreement. Each party shall present all information presented to the JMC and all other information as such party reasonably desires regarding such disagreement. Within ninety (90) days after receipt of such Dispute Notice, such arbitrator shall determine whether such Research Antigen satisfies the criteria of Exhibit B and provide written notice to the parties regarding such determination.

4. RESEARCH ANTIGEN IDENTIFICATION AND RESEARCH

4.1.1 Searches for Research Antigens. During the term of the Research Program, CuraGen shall have primary responsibility for the screening of the CuraGen Databases and shall conduct searches thereof to identify and recommend to the JMC potential antigens of interest hereunder. CuraGen shall recommend to the JMC all antigens of interest (whether or not the genes encoding such antigens are contained in the CuraGen Databases) that, based on the data and information in the CuraGen Databases and such other data and information as CuraGen may have acquired or developed, (i) CuraGen reasonably believes is not the subject of any Third Party intellectual property rights (or the parties mutually believe, as evidenced by written agreement, that a license to all applicable Third Party intellectual property rights can be

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

reasonably obtained), (ii) CuraGen reasonably believes could be subject (or the parties mutually believe, as evidenced by written agreement, that the antibodies to which could be subject) to a proprietary position of CuraGen, (iii) CuraGen reasonably believes would be available hereunder as a Research Antigen, and (iv) CuraGen reasonably believes is reasonably likely to have potential as a target for antibody-based therapeutics. In addition, CuraGen will use its best efforts to recommend to the JMC antigens that would have an IP Score (as defined below) of 1, 2, or 3 and not 4 or 5 in a sufficient number to allow selection of at least [*****] Priority Research Antigens per year from the CuraGen Databases. ABX shall have the right, but not the obligation, to recommend to the JMC antigens of interest from the CuraGen Databases or from other sources that ABX reasonably believes are not the subject of Third Party intellectual property rights and would be available hereunder as Research Antigens and are reasonably likely to have potential as targets for antibody-based therapeutics.

4.1.2 Research Antigen Selection.

During the term of the Research Program, based upon the data and information provided by the parties regarding potential antigens of interest, the JMC shall select at any JMC meeting, from those antigens proposed by the parties under Section 3.3.3 and 4.1, potential antigens of interest for use in the Research Program. With respect to each potential antigen which is selected, by the action of the JMC, for use under the Research Program, within thirty (30) days after the date of such JMC meeting, each party shall notify the other party in writing if such party does not have the right to grant the other party a commercial license under Article 7 below for such antigen. Unless a party timely notifies the other party in writing that it does not have the right to grant the other party a commercial license under Article 7 below for such antigen, such antigen thereafter shall be a Research Antigen.

4.1.3 Notwithstanding anything to the contrary in this Agreement, if a party gives written notice to the other party at any time stating that such party does not have the right to grant the other party a commercial license under Article 7 below for a Research Antigen, then effective thirty (30) days after the receipt by the other party of such notice, such antigen shall cease to be a Research Antigen and both parties shall destroy all Antigen Specific Materials and Information pertaining to such antigen. A party shall give such written notice to the other party promptly upon the occurrence of the event giving rise to such party’s not having the right to grant the other party a commercial license under Article 7, to the extent such party has the right to do so.

4.2 Research Program.

4.2.1 Research Responsibilities. During the term of the Research Program, each party shall use its commercially reasonable efforts to perform its obligations set forth in the Work Plan within the time schedules contemplated therein. The JMC may recommend changes to the allocation of responsibilities set forth in Exhibit C, from time to time; provided, however, that such changes shall only be effective if in a written amendment duly executed by both parties. Other than the activities specified in Exhibit C as being the

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

responsibility of one party or another, the JMC shall allocate the responsibility for each such activity between the parties, taking into account the skills of each party, in an effort to divide the resources and internal costs reasonably required to be dedicated by each party to the conduct of such activities [*******************]. In the event that any activities with respect to Research Antigens (other than CuraGen Exclusive Antigens), other than those specified in Exhibit C as being the responsibility of one party or another, require any payments to a Third Party for goods or services (e.g., specific animal models), such payments shall be [*******************], provided that all such goods and services and payments therefor are approved by the JMC prior to incurring any such expense. Notwithstanding anything to the contrary in this Agreement, all activities with respect to Research Antigens that are CuraGen Exclusive Antigens, other than the generation and biochemical characterization of Antibodies as described and allocated to ABX in Exhibit C, shall be the sole and exclusive responsibility of CuraGen, at its sole cost and expense. With respect to each Research Antigen, during the term of the Research Program, each party may conduct, in its sole discretion, such additional preclinical research in the Research Field as such party reasonably desires to evaluate its interest in such Research Antigen, provided that, the preceding right shall not apply to ABX in the case of Research Antigens that are CuraGen Exclusive Antigens, and provided further that prior to commencing such additional preclinical research with respect to Research Antigens that are not CuraGen Exclusive Antigens, such party shall give prior written notice to the other party of the nature and scope of such additional preclinical research regarding such Research Antigen and shall provide the other party with all results of such research, which research shall be deemed to have been part of the Research Program. Each party shall provide the personnel, materials, equipment and other resources required to conduct its obligations hereunder; provided, however, that CuraGen shall transfer to ABX all information and materials available to CuraGen that are useful in the conduct of all assays conducted by or on behalf of CuraGen in connection with the Research Program. ABX shall reimburse CuraGen for all reasonable out-of-pocket expenses incurred in effecting such transfer. CuraGen grants to ABX the nonexclusive, worldwide license (without the right to grant sublicenses) to practice and use all such assays both (a) for use in the Research Program, and (b) for research purposes (unrelated to the Research Program or CuraGen) related to the research and development of antigens and/or antibodies. Each party shall perform its obligations hereunder in accordance with high scientific and professional standards, and in compliance in all material respects with the requirements of applicable laws and regulations. Each party shall provide reasonable assistance required by the other party in connection with the performance of the Research Program. Each party shall have the right, at reasonable times during normal business hours and upon reasonable notice, to visit the facilities of the other party where the other party is conducting its obligations under the Research Program to observe such activities.

4.2.2 Research Antigen Work Plans.

(a) Each year, the JMC will prioritize up to [****] Research Antigens for immunization based on IP Score (as defined below) and biology (“Priority Research Antigens”). The Parties agree that for purposes of this Agreement, an “IP Score” for a Research Antigen shall be determined as follows: (i) if CuraGen has priority for the composition of matter for a full length Research Antigen (that is not a variant) such Research Antigen will be accorded a IP

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

Score of 1, (ii) if CuraGen has priority for the composition of matter of a Research Antigen that is a variant and has priority for data demonstrating a novel method of use for such variant or antibodies thereto such Research Antigen shall be accorded an IP Score of 2, (iii) if the composition of matter of a Research Antigen has been publicly disclosed in the literature (other than the patent literature, unless such disclosure does not include a disclosure of antibodies) before CuraGen’s priority date and CuraGen has priority for data demonstrating a novel method of use for such variant or antibodies thereto, such Research Antigen shall be accorded an IP Score of 3, (iv), if the composition of matter of a Research Antigen (or antibodies thereto) has been disclosed in patent literature together with a disclosure of antibodies before CuraGen’s priority date such Research Antigen shall be accorded an IP Score of 4, and (v) if the composition of matter of a Research Antigen (or antibodies thereto) has been claimed in an issued or granted patent in the patent literature together with a disclosure of antibodies before CuraGen’s priority date such Research Antigen shall be accorded an IP Score of 5. Unless agreed as provided herein, neither Party shall have any obligation to undertake any work or continue any work with respect to a Research Antigen accorded an IP Score of 4 or 5 and no Research Antigen accorded an IP Score of 4 or 5 shall be a Priority Research Antigen unless ABX agrees in writing. In the event that CuraGen reasonably believes that, notwithstanding a Research Antigen having an IP Score of 4 or 5, CuraGen has priority for a substantive method of use for the Research Antigen not previously disclosed in the literature, CuraGen shall have the right to propose such Research Antigen for reconsideration by ABX and if ABX agrees to such reconsideration, present information demonstrating such method of use and CuraGen’s priority information. Upon a determination by ABX that such a Research Antigen would be acceptable, such Research Antigen shall be accorded an IP Score of “4-MOU” or “5-MOU”, as the case may be, and may be designated a Priority Research Antigen. From the pool of Priority Research Antigens, ABX will attempt to raise Antibodies by immunization of Xenomouse Animals and the Parties will attempt to generate and characterize such Antibodies to such Priority Research Antigens. The Parties will use reasonable efforts to analyze or reanalyze, as the case may be, the IP Score of each proposed Priority Research Antigen within ten (10) business days of its becoming a proposed Priority Research Antigen. If the JMC determines to reimmunize a Xenomouse Animal with a Research Antigen, it will be counted as one of the Priority Research Antigens.

(b) For each Priority Research Antigen a Work Plan will be created, including design of the immunogen(s) and specification of all assays required for Eligible Antigen designation pursuant to Exhibit B. For each Research Antigen for which research activities have already begun as of the Revision Date, a Work Plan will be created that summarizes the work already completed and the work that remains for Eligible Antigen designation pursuant to Exhibit B. In each case, the Work Plan will detail the work to be done or remaining to be done and define the responsibility of each party in conducting the work under the Work Plan consistent with Section 4.2.2. It is understood and agreed by the Parties that Exhibit C shall serve as a guide for the creation of the Work Plans of each Research Antigen, however, the Work Plan once created and agreed to by the Parties shall take precedence over Exhibit C with respect to the particular Research Antigen to which the Work Plan applies.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

(c) Failure by ABX to immunize a Xenomouse Animal within thirty (30) days of delivery of an immunogen by CuraGen for a Priority Research Antigen meeting the Work Plan criteria for such Priority Research Antigen will result in that Priority Research Antigen being no longer designated as a Research Antigen. ABX will return all CuraGen Technology and Information to CuraGen related to such Research Antigen and CuraGen will no longer be subject to exclusivity provisions of Section 4.4 with respect to such Research Antigen.

4.2.3 Neither Party is obligated to perform any further research on a Research Antigen outside the scope of the agreed upon Work Plan once such Work Plan is completed unless a new Work Plan is agreed to by the JMC. If either Party unreasonably fails to perform an assigned task under a Work Plan after written request for more than 90 days from the date of the request, unless such delay is due to the failure of the other Party to perform, the other Party can perform it instead and be reimbursed by the originally assigned Party.

4.2.4 The parties shall [**********] all costs incurred by ABX for the provision of the Conjugates prior to the selection of an Eligible Antigen by one of the parties including without limitation (a) fees paid by ABX in consideration for the Conjugate in-licensed technology to the extent such fees are directly related to the use of the Conjugates hereunder and are payable prior to such selection, and (b) costs of scale-up manufacturing of Conjugates incurred by ABX prior to such selection.

4.2.5 Access. Without limiting the generality of Section 4.1, each party shall permit up to three (3) employees of the other party access to such party’s facilities, upon reasonable advance notice, at all times during normal business hours during the term of the Research Program Term to work with the employees of such party in the development and use of assays pursuant to the Research Program. Each party shall provide such employees of the other party in person access to one or more employees of such party skilled in the development and use of such assays to enable such employees of such other party to utilize such assays and develop similar assays for use in the Research Program and, in the case of ABX, as contemplated under Section 4.2.2; provided, however, except as otherwise provided in Section 4.2.2, that no license (or sublicense, as the case may be) to any intellectual property relating to such assays is granted hereby, whether expressly or by implication.

4.2.6 Term of the Research Program. Unless this Agreement is earlier terminated, the term of the Research Program shall commence on the Effective Date and shall continue through completion of all Work Plans for Research Antigens for which CuraGen has delivered to ABX for immunization on or prior to June 30, 2005 an immunogen meeting the Work Plan criteria for such Research Antigen (the “Last Immunization Date”). Without limiting the generality of the foregoing, CuraGen will have no obligation to deliver Research Antigens after June 30, 2005 and ABX will have no obligation to immunize Xenomouse Animals with Research Antigens delivered after June 30, 2005 or conduct any further work with respect to such unimmunized antigens.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

4.2.7 Extended Research. Subject to Sections 6.1.4, 6.1.5, 6.1.6, both parties may use Antibody Specific Materials and Information and Research Program Technology and Information relating to Research Antigens (i) for which Xenomouse Immunizations were conducted but that failed to become Eligible Antigens, as listed on Exhibit E and as updated by agreement of the JMC, or (ii) which became Unpicked Eligible Antigens under Section 5.2.12 (“Extended Research Antigens”). At any time during the term of the Extended Research License under Section 6.1.6 (the “Extended Research License Term”), either party can designate such a Research Antigen as an Optioned Antigen by notice to the other and payment of the Section 8.2.1 fee, provided that a commercial license is available from the other party. If a commercial license is not available, the Extended Research License shall terminate for such Antigen and each party shall destroy all Antigen Specific Materials and Information related to such antigen. Further, at any time during the Extended Research License Term, should an antigen subject to the Extended Research License cease to be available for commercial license, the party no longer having the right to grant the exclusive license shall notify the other party and the Extended Research License shall immediately terminate and each party shall destroy all Antigen Specific Materials and Information related to such antigen.

4.3 Research Records and Reports.

4.3.1 Research Records. Each party shall maintain records, in sufficient detail and in good scientific manner appropriate for patent purposes, which shall be complete and accurate and shall fully and properly reflect all work done and results achieved in the performance of the activities under the Research Program. Each party shall have the right, during normal business hours and upon reasonable notice, to inspect and copy all such records of the other party to the extent reasonably required for the performance of its obligations under this Agreement. Each party shall maintain such records and the information of the other party contained therein in confidence in accordance with Article 11 below.

4.3.2 Research Reports and Information. Each party shall keep the other informed of the progress of its own activities under the Research Program. At a minimum, within thirty (30) days following the last day of each calendar quarter during the term of the Research Program, each party shall prepare, and provide to the other party, a reasonably detailed written summary report which shall describe the work performed by such party to date under the Research Program.

4.4 Exclusivity.

4.4.1 Except as otherwise expressly permitted under this Agreement, during the term of the Research Program, CuraGen shall not, [**************************************************************************]. [***********************************************], (i) [*******************]or (ii) [****************************************************************************]. [***********************************************] (i) [********************] and (ii) [*************************************************************************]. [****************************************************************************].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

4.4.2 For a period commencing on November 27, 2000, and ending on the earlier of (i) the Last Immunization Date, and (ii) the effective date of a termination of the Research Program and the options, licenses and rights of ABX under this Agreement by CuraGen pursuant to Section 14.2.3 upon an uncured material breach of a material obligation by ABX, CuraGen shall not enter into any agreement (other than permitted license and sublicense agreements hereunder) with any other Person under which:

(a) [*******************************************************].

(b) [*******************************************************].

(c) [*******************************************************].

(d) [*******************************************************].

(e) [*******************************************************]

4.4.3 Except as otherwise expressly permitted under this Agreement, for a period ending on the earlier of (a) the Last Immunization Date, and (b) the effective date of a termination of the Research Program and the options, licenses and rights of ABX under this Agreement by CuraGen pursuant to Section 14.2.3 upon an uncured material breach of a material obligation by ABX, CuraGen shall not, and shall not grant any license (or sublicense, as the case may be), immunity or other right to any Person to, research, develop, make, have made, use, import, offer to sell or sell any Antibody Equivalent to an [**********************]. for use in the Commercial Field from and after the date on which a XenoMouse Animal was first immunized with such Antigen; provided, however, that the foregoing limitation shall not apply to antigens as to which ABX has notified CuraGen that it does not have the right to grant CuraGen a commercial license under Article 7 unless ABX has agreed to pay CuraGen the amounts provided hereunder upon the development and commercialization of an antibody product targeting such antigen as if it were an ABX Product hereunder in return for the licenses from CuraGen for such product as if it were an ABX Product hereunder. For the avoidance of doubt, nothing in this Agreement shall preclude CuraGen from granting any license (or sublicense, as the case may be), immunity or other right to any Person to research, develop, make, have made, use, import, offer to sell or sell any Antibody Equivalent to an antigen contained in the CuraGen Databases [**********************] for any purpose other than for use in the prevention, treatment, detection, diagnosis or monitoring of, or the determination of a predisposition for, or the selection of a particular patient(s) to receive a particular therapeutic treatment(s) for, [**********************], unless and until a XenoMouse Animal has been immunized with such Antigen under this Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

4.4.4 Except as otherwise expressly permitted under this Agreement, for a period ending on the earlier of (a) the Last Immunization Date, and (b) the effective date of a termination of the Research Program and the options, licenses and rights of CuraGen under this Agreement by ABX pursuant to Section 14.2.3 upon an uncured material breach of a material obligation by CuraGen, ABX shall not, and shall not grant any license (or sublicense, as the case may be), immunity or other right to any Person to, research, develop, make, have made, use, import, offer to sell or sell any Antibody Equivalent to an [***************************] for use in the Commercial Field from and after the date on which a XenoMouse Animal was first immunized with such Antigen. For the avoidance of doubt, nothing in this Agreement shall preclude ABX from granting any license (or sublicense, as the case may be), immunity or other right to any Person to research, develop, make, have made, use, import, offer to sell or sell any Antibody Equivalent to an [****************************] for any purpose, unless and until a XenoMouse Animal has been immunized with such Antigen under this Agreement.

4.4.5 Except as otherwise expressly permitted under this Agreement, during the term of this Agreement, ABX shall not, and shall not grant any license (or sublicense, as the case may be), immunity or other right to any Person to, research, develop, make, have made, use, import, offer to sell or sell any Antibody Equivalent to a CuraGen Optioned Antigen [***************************], for so long as such antigen remains a CuraGen Exclusive Antigen, CuraGen Optioned Antigen, or a CuraGen Licensed Antigen [***************************] for use in the Commercial Field.

4.4.6 Except as otherwise expressly permitted under this Agreement, during the term of this Agreement, CuraGen shall not, and shall not grant any license (or sublicense, as the case may be), immunity or other right to any Person to, research, develop, make, have made, use, import, offer to sell or sell any Antibody Equivalent to an ABX Optioned Antigen [***************************], for so long as such antigen remains an ABX Optioned Antigen, or an ABX Licensed Antigen [***************************] for use in the Commercial Field.

4.5 Research Program Licenses.

4.5.1 Subject to the terms and conditions of this Agreement, ABX hereby grants to CuraGen a nonexclusive license (or sublicense, as the case may be) under the Licensed ABX Intellectual Property, without right to grant Sublicenses, in the Research Field solely to conduct its obligations under the Research Program and to conduct additional preclinical research as permitted under Sections 4.2 and 4.6. Except as expressly set forth in this Agreement or otherwise expressly agreed in writing by the parties, CuraGen shall not use the Licensed ABX Intellectual Property or any ABX Technology and Information or any Research Program Technology and Information for any use other than those uses expressly licensed under this Section 4.5.1.

4.5.2 Subject to the terms and conditions of this Agreement, CuraGen hereby grants to ABX a nonexclusive license (or sublicense, as the case may be) under the

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

Licensed CuraGen Intellectual Property, without right to grant Sublicenses, in the Research Field solely to conduct its obligations under the Research Program and to conduct additional preclinical research as permitted under Section 4.2. Except as expressly set forth in this Agreement or otherwise expressly agreed in writing by the parties, ABX shall not use the Licensed CuraGen Intellectual Property or any CuraGen Technology and Information or any Research Program Technology and Information for any use other than those uses expressly licensed under this Section 4.5.2.

4.6 CuraGen Exclusive Antigens.

4.6.1 Designation of CuraGen Exclusive Antigens.

(a) As of the Revision Date, Exhibit E lists the antigens designated as CuraGen Exclusive Antigens. Subject to Section 4.6.3, CuraGen shall have no right to designate any additional CuraGen Exclusive Antigens pursuant to this Agreement.

(b) Each CuraGen Exclusive Antigen shall be a Research Antigen, but shall not be a part of the Pool (as defined in Section 5.2), (i) CuraGen shall have the exclusive right to select such Research Antigen as an Optioned Antigen or Licensed Antigen regardless of whether such Research Antigen is an Eligible Antigen; and (ii) ABX shall have no right to select such Research Antigen as an Optioned Antigen or Licensed Antigen.

4.6.2 Selection of CuraGen Exclusive Antigens as Optioned Antigens. CuraGen shall have the right to select any Research Antigen that is a CuraGen Exclusive Antigen as an Optioned Antigen regardless of whether such CuraGen Exclusive Antigen is an Eligible Antigen. CuraGen shall make any such selection by giving express written notice to ABX at any time during the first eight (8) years after the Effective Date. CuraGen’s right to make such selections under this Section 4.6.2 shall be outside, and in addition to, the selection process for Optioned Antigens under Section 5.2.

4.6.3 If ABX notifies CuraGen in writing that ABX does not have the right to grant CuraGen a commercial license under Article 7 below for an antigen that CuraGen has designated as a CuraGen Exclusive Antigen, then CuraGen shall be allowed to replace such antigen with another antigen by amending Exhibit E.

4.7 Material Transfer.

4.7.1 Subject to the reimbursement of costs, each party will use commercially reasonable efforts to support the research activities of the other party under this Section 4.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

4.7.2 ABX will supply CuraGen with Control Antibody Material at commercial prices and subject to the Control Antibody Material Transfer Agreement dated April 4, 2003, (the “Control Antibody MTA”).

4.7.3 With respect to Antibody Specific Materials and Information and Research Program Technology and Information regarding any Research Antigen, other than a CuraGen Exclusive Antigen or an Optioned Antigen or Licensed Antigen of a Party, transfer to a Third Party shall be done under the terms of an MTA under which both ABX and CuraGen are parties. The Parties agree they will execute any such MTA if it is in the form of Exhibit F (the “Three-way MTA”). Any change will require the approval of both Parties, not to be unreasonably withheld. The Parties will dedicate sufficient resources to review and comment on Three-way MTAs within ten business days and to execute such Three-way MTAs within one week of receipt of the execution version. A Party will be free to execute a Two-way MTA with respect to Antibody Specific Materials and Information and Research Program Technology and Information regarding any Research Antigen should the other Party fail to reasonably adhere to these timelines with respect to such Research Antigen.

4.7.4 With respect to Optioned Antigens and Licensed Antigens, this Second Restated Collaboration Agreement supercedes Transferred Cell Line Material Transfer Agreement dated April 4, 2003 (the “Transferred Cell Line MTA”).

4.7.5 Notwithstanding the provisions of Section 12.6 or any other provisions hereof, CuraGen may transfer to any Third Party (a) CuraGen Optioned Antigens, and Antibody Specific Materials and Information and Research Program Technology and Information regarding any CuraGen Optioned Antigen, (b) any Antibodies to any such CuraGen Optioned Antigens and (c) any Control Antibody Material, provided, that, in each such instance, (a) CuraGen shall use a materials transfer and services agreement substantially in the form attached hereto as Exhibit G (the “Two-way MTA”), (b) such Third Party shall have first executed the Two-way MTA, (c) CuraGen shall diligently enforce, and shall provide prompt written notice to ABX of any breach of, any such Two-way MTA by such Third Party and (d) CuraGen shall have made commercially reasonable efforts to include ABX as a third party beneficiary of any such Two-way MTA as described more fully in Section 15 of the form of Two-way MTA. CuraGen shall provide to ABX copies of any reports provided to CuraGen by a Third Party utilizing the materials covered by a Two-way MTA, shall timely notify ABX of the proposed publication or required disclosure of Confidential Information by any Third Party and shall disclose to ABX any inventions arising under a Two-way MTA. CuraGen agrees to indemnify ABX and hold it harmless from any and all claims, liabilities, and/or losses which arise as a result of any Third Party’s use of the materials transferred, and shall not permit a Third Party to undertake an assignment of its rights without the prior consent of ABX. In addition, transfer to a third party of any Control Antibody Materials shall be made only pursuant and subject to the Control Antibody MTA.

4.7.6 Notwithstanding the provisions of Section 12.6 or any other provisions hereof, ABX may transfer to any Third Party (a) ABX Optioned Antigens and

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

Antibody Specific Materials and Information and Research Program Technology and Information regarding any ABX Optioned Antigen, and (b) any Antibodies to any such ABX Optioned Antigens, provided, that, in each such instance, (a) ABX shall use a materials transfer and services agreement substantially in the form of the Two-way MTA, (b) such Third Party shall have first executed a Two-way MTA, (c) ABX shall diligently enforce, and shall provide prompt written notice to CuraGen of any breach of, any such Two-way MTA by such Third Party and (d) ABX shall have made commercially reasonable efforts to include CuraGen as a third party beneficiary of any such Two-way MTA as described more fully in Section 15 of the form of MTA. ABX shall provide to CuraGen copies of any reports provided to ABX by a Third Party utilizing the materials covered by a Two-way MTA, shall timely notify CuraGen of the proposed publication or required disclosure of Confidential Information by any Third Party and shall disclose to CuraGen any inventions arising under a Two-way MTA. ABX agrees to indemnify CuraGen and hold it harmless from any and all claims, liabilities, and/or losses which arise as a result of any Third Party’s use of the materials transferred, and shall not permit a Third Party to undertake an assignment of its rights without the prior consent of CuraGen.

4.7.7 A Party will be considered to have made commercially reasonable efforts to have the other party included as a third party beneficiary if such language is included in the initial draft Two-way MTA sent to a Third Party.

4.7.8 CuraGen may use and transfer to any Third Party (a) CuraGen Exclusive Antigens and CuraGen Licensed Antigens and Antibody Specific Materials and Information and Research Program Technology and Information regarding any CuraGen Exclusive Antigen or CuraGen Licensed Antigen, and (b) Antibodies (and Antibody Cells thereto) to CuraGen Exclusive Antigens and CuraGen Licensed Antigens, all without the approval of ABX, provided, that, in each such instance, (a) CuraGen shall use a materials transfer and services agreement substantially in the form of the Two-way MTA, (b) such Third Party shall have first executed the Two-way MTA, and (c) CuraGen shall diligently enforce, and shall provide prompt written notice to ABX of any breach of, any such Two-way MTA by such Third Party.

4.7.9 ABX may use and transfer to any Third Party (a) ABX Licensed Antigens and Antibody Specific Materials and Information and Research Program Technology and Information regarding any ABX Licensed Antigen, and (b) Antibodies (and Antibody Cells thereto) to ABX Licensed Antigens, all without the approval of CuraGen, provided, that, in each such instance, (a) ABX shall use a materials transfer and services agreement substantially in the form of the Two-way MTA, (b) such Third Party shall have first executed the Two-way MTA, (c) ABX shall diligently enforce, and shall provide prompt written notice to CuraGen of any breach of, any such Two-way MTA by such Third Party.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

5. SELECTION OF OPTIONED ANTIGENS

5.1 Eligible Antigens. Not less than ten (10) days prior to each regularly scheduled meeting of the JMC, each party shall provide the other party with a dossier for each Research Antigen that it proposes to be considered as a potential Eligible Antigen. Such dossier shall contain all information reasonably available to such party demonstrating whether such Research Antigen satisfies the criteria set forth in Exhibit B. At such regularly scheduled meeting of the JMC, the JMC shall consider whether such Research Antigen satisfies the criteria set forth in Exhibit B. A Research Antigen shall be an Eligible Antigen at such time as it is determined to satisfy the criteria set forth in Exhibit B, as determined by the JMC under Section 3.2 above or the arbitrator under Section 3.5 above. Notwithstanding anything to the contrary in this Agreement, if a party gives written notice to the other party at any time stating that such party does not have the right to grant the other party a commercial license under Article 7 below for an Eligible Antigen, then effective thirty (30) days after the receipt by the other party of such notice, such antigen shall cease to be an Eligible Antigen and both parties shall destroy all Antigen Specific Materials and Information pertaining to such Eligible Antigen.

5.2 Selection of Optioned Antigens. During the first eight (8) years after the Effective Date, each party shall have the right, in its sole discretion, to select Optioned Antigens from the list of Eligible Antigens at the time in question (the “Pool”) as follows:

5.2.1 [*************************************************].

5.2.2 [*************************************************].

5.2.3 [*************************************************].

5.2.4 [*************************************************].

5.2.5 [*************************************************].

5.2.6 [*************************************************].

5.2.7 [*************************************************].

5.2.8 [*************************************************].

5.2.9 With respect to each Eligible Antigen which is selected by CuraGen as a CuraGen Optioned Antigen pursuant to this Section 5.2, ABX shall notify CuraGen in writing, within thirty (30) days of receipt of the notice of selection from CuraGen, if ABX does not have the right to grant CuraGen a commercial license under Article 7 below for such Eligible Antigen. Unless ABX timely notifies CuraGen in writing that ABX does not have the right to grant CuraGen a commercial license under Article 7 below for such antigen, ABX shall use its good faith efforts to nominate such Eligible Antigen under the XT/ABX Master Research and License Agreement and to obtain the right thereunder to obtain an XT/ABX

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

Product License Agreement with respect to CuraGen Products to such Eligible Antigen. If ABX is successful in nominating such Eligible Antigen and in obtaining the right to obtain an XT/ABX Product License Agreement for CuraGen Products to such Eligible Antigen, the ABX shall give prompt written notice to CuraGen. Effective upon such notice, such Eligible Antigen shall be a CuraGen Optioned Antigen. If CuraGen desires that an Eligible Antigen selected by CuraGen as a CuraGen Optioned Antigen is also designated as a Lambda Optioned Antigen, then CuraGen shall so notify ABX in writing at the time CuraGen selects such Eligible Antigen, and subject to this Section 5.2.9, if such an Eligible Antigen becomes a CuraGen Optioned Antigen it shall also be a Lambda Optioned Antigen hereunder.

5.2.10 With respect to each Eligible Antigen which is selected by ABX as an ABX Optioned Antigen pursuant to this Section 5.2, CuraGen shall notify ABX in writing, within thirty (30) days of receipt of the notice of selection from ABX, if CuraGen does not have the right to grant ABX a commercial license under Article 7 below for such Eligible Antigen. Unless CuraGen timely notifies ABX in writing that CuraGen does not have the right to grant ABX a commercial license under Article 7 below for such antigen, such Eligible Antigen thereafter shall be an ABX Optioned Antigen upon the expiration of such thirty (30) day period.

5.2.11 At such time as an Eligible Antigen becomes an Optioned Antigen of one of the parties (the “Optioning Party”), the other party shall deliver to the Optioning Party all Antigen Specific Materials and Information in its possession pertaining to such Optioned Antigen and all related Confidential Information of such other party, and such Antigen Specific Materials and Information and Confidential Information shall thereafter be the Confidential Information of the Optioning Party.

5.2.12 Within sixty (60) days after completion of the Research Program Term, the Parties will meet to select any remaining Eligible Antigens in the Pool, with the Party possessing the next pick selecting first, and then alternating, until all Eligible Antigens are selected or both parties have passed on any remaining Eligible Antigens (“Unpicked Eligible Antigens”). Within thirty (30) days after completion of the Research Program Term, each Party will advise the other as to whether it has the right to grant the other Party a commercial license under Article 7 for each such remaining Eligible Antigen.

6. RESEARCH FIELD LICENSES FOR OPTIONED ANTIBODIES

6.1 Research Field Licenses.

6.1.1 Subject to the terms and conditions of this Agreement, ABX hereby grants to CuraGen a nonexclusive license (or sublicense, as the case may be) under the Licensed ABX Intellectual Property, without right to grant Sublicenses, (a) to research, develop, make and use (but not to transfer, sell, lease, offer to sell or lease, or otherwise transfer title to or an interest in) Antibody Cells that contain, express or secrete Antibodies to the CuraGen Optioned Antigens solely for use in the Research Field, (b) to research, develop, make and use (but not to transfer, sell, lease, offer to sell or lease, or otherwise transfer title to or an interest in) Antibodies that bind to the CuraGen Optioned Antigens and Genetic Material that encodes such

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

Antibodies, solely for use in the Research Field for the research and development of potential CuraGen Products and (c) with respect to one or more Antibodies that bind to a CuraGen Optioned Antigen, if the parties have mutually agreed in writing to a Conjugate to be conjugated to such one or more Antibodies that bind to such CuraGen Optioned Antigen, to research, develop, make and use (but not to transfer, sell, lease, offer to sell or lease, or otherwise transfer title to or interest in) such Conjugates conjugated to such Antibodies that bind to such CuraGen Optioned Antigens, solely for use in the Research Field for the research and development of potential CuraGen Products. Except as expressly agreed in this Agreement or otherwise expressly agreed in writing by the parties, CuraGen shall not use the Licensed ABX Intellectual Property, the ABX Technology and Information or the Research Program Technology and Information for any use other than those uses expressly licensed under this Section 6.1.1.

6.1.2 Subject to the terms and conditions of this Agreement, CuraGen hereby grants to ABX a nonexclusive license (or sublicense, as the case may be) under the Licensed CuraGen Intellectual Property, without right to grant Sublicenses, (a) to research, develop, make and use (but not to transfer, sell, lease, offer to sell or lease, or otherwise transfer title to or an interest in) Antibody Cells that contain, express or secrete Antibodies to the ABX Optioned Antigens solely for use in the Research Field, and (b) to research, develop, make and use (but not to transfer, sell, lease, offer to sell or lease, or otherwise transfer title to or an interest in) Antibodies that bind to the ABX Optioned Antigens and Genetic Material that encodes such Antibodies, solely for use in the Research Field for the research and development of potential ABX Products. Except as expressly agreed in this Agreement or otherwise expressly agreed in writing by the parties, ABX shall not use the Licensed CuraGen Intellectual Property, the CuraGen Technology and Information or the Research Program Technology and Information for any use other than those uses expressly licensed under this Section 6.1.2.

6.1.3 The licenses (or sublicenses, as the case may be) granted under this Section 6.1 shall terminate with respect to each Optioned Antigen on the second anniversary of the date on which such antigen became an Optioned Antigen; provided, however, if a party has timely exercised its option under Article 7 below to obtain a license (or sublicense, as the case may be) for Products to such Optioned Antigen, such license (or sublicense, as the case may be) shall remain in effect for Products to such Optioned Antigen for the term of the applicable license (or sublicense, as the case may be) under Article 7 below. If a party does not timely exercise its option under Article 7 below to obtain a license (or sublicense, as the case may be) for Products to an Optioned Antigen and the other party does not timely exercise its standby option under Section 7.1.2 or 7.2.2, as the case may be, for Products to such Optioned Antigen, such Antigen shall cease to be an Optioned Antigen but shall be restored as an Eligible Antigen.

Extended Research License

6.1.4 Subject to the terms and conditions of this Agreement, ABX hereby grants to CuraGen a nonexclusive license (or sublicense, as the case may be) under the Licensed ABX Intellectual Property and ABX’s interest in Antibody Specific Materials and Information and Research Program Technology and Information relating to Research Antigens,

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

without right to grant Sublicenses, (a) to research, develop, make and use (but not to transfer, sell, lease, offer to sell or lease, or otherwise transfer title to or an interest in) Antibody Cells that contain, express or secrete Antibodies to the Extended Research Antigens solely for use in the Research Field, (b) to research, develop, make and use (but not to transfer, sell, lease, offer to sell or lease, or otherwise transfer title to or an interest in) Antibodies that bind to the Extended Research Antigen and Genetic Material that encodes such Antibodies, solely for use in the Research Field for the research and development of potential CuraGen Products and (c) with respect to one or more Antibodies that bind to an Extended Research Antigen, if the parties have mutually agreed in writing to a Conjugate to be conjugated to such one or more Antibodies that bind to such Extended Research Antigen, to research, develop, make and use (but not to transfer, sell, lease, offer to sell or lease, or otherwise transfer title to or interest in) such Conjugates conjugated to such Antibodies that bind to such Extended Research Antigens, solely for use in the Research Field for the research and development of potential CuraGen Products. Except as expressly agreed in this Agreement or otherwise expressly agreed in writing by the parties, CuraGen shall not use the Licensed ABX Intellectual Property, the ABX Technology and Information or the Research Program Technology and Information for any use other than those uses expressly licensed under this Section 6.1.4.

6.1.5 Subject to the terms and conditions of this Agreement, CuraGen hereby grants to ABX a nonexclusive license (or sublicense, as the case may be) under the Licensed CuraGen Intellectual Property and CuraGen’s interest in Antibody Specific Materials and Information and Research Program Technology and Information relating to Research Antigens, without right to grant Sublicenses, (a) to research, develop, make and use (but not to transfer, sell, lease, offer to sell or lease, or otherwise transfer title to or an interest in) Antibody Cells that contain, express or secrete Antibodies to the Extended Research Antigens solely for use in the Research Field, and (b) to research, develop, make and use (but not to transfer, sell, lease, offer to sell or lease, or otherwise transfer title to or an interest in) Antibodies that bind to the Extended Research Antigens and Genetic Material that encodes such Antibodies, solely for use in the Research Field for the research and development of potential ABX Products. Except as expressly agreed in this Agreement or otherwise expressly agreed in writing by the parties, ABX shall not use the Licensed CuraGen Intellectual Property, the CuraGen Technology and Information or the Research Program Technology and Information for any use other than those uses expressly licensed under this Section 6.1.5.

6.1.6 The licenses (or sublicenses, as the case may be) granted under Sections 6.1.4 and 6.1.5 shall terminate with respect to each Extended Research Antigen on the [********] anniversary of the date on which such antigen became an Extended Research Antigen; provided, however, if a party has timely exercised its option under Article 7 below to obtain a license (or sublicense, as the case may be) for Products to such Extended Research Antigen, such license (or sublicense, as the case may be) shall remain in effect for Products to such Extended Research Antigen for the term of the applicable license (or sublicense, as the case may be) under Article 7 below. If neither Party timely exercise its option under Article 7 below to obtain a license (or sublicense, as the case may be) for Products to an Extended Research Antigen, such Extended Research Antigen shall cease to be an Antigen and all Antigen Specific Materials and Information shall be destroyed by both Parties.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

6.2 Research and Preclinical Development.

6.2.1 As between ABX and CuraGen, ABX shall have the sole right and responsibility, at its sole expense, to conduct research and preclinical development of Antibodies that bind to the ABX Optioned Antigens and Genetic Material that encodes such Antibodies for use in the research and development of potential ABX Products in the Research Field.

6.2.2 As between ABX and CuraGen, CuraGen shall have the sole right and responsibility, at its sole expense, to conduct research and preclinical development of Antibodies that bind to the CuraGen Optioned Antigens and Genetic Material that encodes such Antibodies for use in the research and development of potential CuraGen Products in the Research Field.

6.2.3 Each party shall conduct such research and preclinical development in accordance with high scientific and professional standards, and in compliance in all material respects with the requirements of applicable laws and regulations.

7. COMMERCIAL FIELD LICENSES FOR LICENSED ANTIGENS

7.1 CuraGen Products.

7.1.1 Options for CuraGen Optioned Antigens. Subject to the terms and conditions of this Agreement, ABX hereby grants to CuraGen exclusive, non-transferable options to obtain a license (or sublicense, as the case may be) under Section 7.1.3 below for CuraGen Products to each CuraGen Optioned Antigen, with each such option being exercisable in accordance with the provisions of this Section 7.1.1 until the earliest of (a) the second anniversary of the date on which such antigen became a CuraGen Optioned Antigen; (b) such time as ABX no longer would be obligated to grant a license (or sublicense, as the case may be) under Section 7.1.3 below for such CuraGen Products, and (c) the twelfth anniversary of the Effective Date.

(a) If CuraGen desires to exercise its option for CuraGen Products to such CuraGen Optioned Antigen, CuraGen shall so notify ABX in writing. At the time CuraGen exercises its option to obtain a license (or sublicense, as the case may be) under Section 7.1.3 for any CuraGen Optioned Antigen that is a Lambda Optioned Antigen, if CuraGen wishes such license to include rights for CuraGen Products for use in the Therapeutic Field directed to a CuraGen Licensed Antigen and comprising a Lambda Antibody or Genetic Material that encodes such Lambda Antibody, then CuraGen shall designate such CuraGen Licensed Antigen as a Lambda Licensed Antigen.

(b) Effective upon such notice, such CuraGen Optioned Antigen shall be a CuraGen Licensed Antigen, and the exclusive license (or sublicense, as the case may be) grant under Section 7.1.3 below for CuraGen Products to such CuraGen Licensed Antigen shall then be effective.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

7.1.2 Standby Options for ABX Optioned Antigens. If ABX fails to timely exercise its option under Section 7.2.1 below for any ABX Optioned Antigen, within ten (10) days after the written request by CuraGen, ABX shall provide CuraGen with copies of, or access to, all data and information of ABX regarding such ABX Optioned Antigen and Antibodies thereto. Except as otherwise expressly provided in this Agreement or the parties otherwise expressly agree in writing, CuraGen shall have the right to use such data and information for the sole purpose of evaluating its interest in exercising its option under this Section 7.1.2 for such ABX Optioned Antigen. Subject to the terms and conditions of this Agreement, ABX hereby grants to CuraGen exclusive, non-transferable options to obtain a license (or sublicense, as the case may be) under Section 7.1.3 below for CuraGen Products to each ABX Optioned Antigen for which ABX fails to timely exercise its option under Section 7.2.1 below, with each such option being exercisable in accordance with the provisions of this Section 7.1.2 commencing on the expiration of ABX’s option under Section 7.2.1 below until the earliest of (a) the date six (6) months thereafter, (b) such time as ABX no longer would be obligated to grant a license (or sublicense, as the case may be) under Section 7.1.3 below for such CuraGen Products, and (c) the twelfth anniversary of the Effective Date.

(a) If CuraGen desires to exercise its option for CuraGen products to such ABX Optioned Antigen, CuraGen shall so notify ABX in writing. At the time CuraGen exercises its option to obtain a license (or sublicense, as the case may be) under Section 7.1.3 for any ABX Optioned Antigen that is a Lambda Optioned Antigen, if CuraGen wishes such license to include the rights for CuraGen Products for use in the Therapeutic Field directed to a CuraGen Licensed Antigen and comprising a Lambda Antibody or Genetic Material that encodes such Lambda Antibody, then CuraGen shall designate such CuraGen Licensed Antigen as a Lambda Licensed Antigen.

(b) Within thirty (30) days after receipt of such notice, ABX shall notify CuraGen in writing if ABX does not have the right to grant CuraGen the license (or sublicense, as the case may be) under Section 7.1.3 below for CuraGen products to such ABX Optioned Antigen. If ABX does not have such a right, ABX shall have no obligation to grant CuraGen the license (or sublicense, as the case may be) under Section 7.1.3 below for CuraGen Products to such ABX Optioned Antigen.

(c) Unless ABX timely notifies CuraGen in writing that it does not have such a right, effective upon the expiration of such thirty (30) day period, such antigen shall be a CuraGen Licensed Antigen, and the exclusive license (or sublicense, as the case may be) grant under Section 7.1.3 below for CuraGen Products to such CuraGen Licensed Antigen shall be effective upon the expiration of such thirty (30) day period.

7.1.3 Commercial Field License. Subject to the terms and conditions of this Agreement, ABX hereby grants to CuraGen an exclusive worldwide license (or sublicense,

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

as the case may be) (with the right to grant Sublicenses) under Licensed ABX Intellectual Property to research, develop, make, have made, use, import, offer to sell and sell CuraGen Products in the Commercial Field. CuraGen shall provide ABX with a copy of each Sublicense promptly after executing the same; provided, however, that CuraGen shall have the right to redact any confidential financial terms or confidential research, development or commercialization plans from the copy provided to ABX. Any Sublicense shall be subject and subordinate to the terms and conditions of this Agreement, and CuraGen shall remain responsible for all payments due to ABX hereunder.

7.2 ABX Products.

7.2.1 Options for ABX Optioned Antigens. Subject to the terms and conditions of this Agreement, CuraGen hereby grants to ABX exclusive, non-transferable options to obtain a license (or sublicense, as the case may be) under Section 7.2.3 below for ABX Products to each ABX Optioned Antigen, with each such option being exercisable in accordance with the provisions of this Section until the earliest of (a) the second anniversary of the date on which such antigen became a ABX Optioned Antigen, (b) such time as CuraGen no longer would be obligated to grant a license (or sublicense, as the case may be) under Section 7.2.3 below for such ABX Products, and (c) the twelfth anniversary of the Effective Date.

(a) If ABX desires to exercise its option for ABX Products to such ABX Optioned Antigen, ABX shall so notify CuraGen in writing.

(b) Effective upon such notice, such antigen shall be an ABX Licensed Antigen, and the exclusive license (or sublicense, as the case may be) grant under Section 7.2.3 below for ABX Products to such ABX Licensed Antigen shall be effective.

7.2.2 Standby Options for CuraGen Optioned Antigens. If CuraGen fails to timely exercise its option under Section 7.1.1 above for any CuraGen Optioned Antigen that is not a CuraGen Exclusive Antigen, within ten (10) days after the written request by ABX, CuraGen shall provide ABX with copies of, or access to, all data and information of CuraGen regarding such CuraGen Optioned Antigen and Antibodies thereto. Except as otherwise expressly provided in this Agreement or the parties otherwise expressly agree in writing, ABX shall have the right to use such data and information for the sole purpose of evaluating its interest in exercising its option under this Section 7.2.2 for such CuraGen Optioned Antigen. Subject to the terms and conditions of this Agreement, CuraGen hereby grants to ABX non-exclusive, non-transferable options to obtain a license (or sublicense, as the case may be) under Section 7.2.3 below for ABX Products to each CuraGen Optioned Antigen that is not a CuraGen Exclusive Antigen for which CuraGen fails to timely exercise its option under Section 7.1.1 above, with each such option being exercisable in accordance with the provisions of this Section 7.2.2 commencing on the expiration of CuraGen’s option under Section 7.1.1 above until the earliest of (a) the date six (6) months thereafter, (b) such time as CuraGen no longer would be obligated to grant a license (or sublicense, as the case may be) under Section 7.2.3 below for such ABX Products, and (c) the twelfth anniversary of the Effective Date.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

(a) If ABX desires to exercise its option for ABX products to such CuraGen Optioned Antigen, ABX shall so notify CuraGen in writing.

(b) Within thirty (30) days after receipt of such notice, CuraGen shall notify ABX in writing if CuraGen does not have the right to grant ABX the license (or sublicense, as the case may be) under Section 7.2.3 below for ABX products to such CuraGen Optioned Antigen. If CuraGen does not have such a right, CuraGen shall have no obligation to grant ABX the license (or sublicense, as the case may be) under Section 7.2.3 below for ABX Products to such CuraGen Optioned Antigen.

(c) Unless CuraGen timely notifies ABX in writing that it does not have such a right, effective upon the expiration of such thirty (30) day period, such antigen shall be an ABX Licensed Antigen, and the exclusive license (or sublicense, as the case may be) grant under Section 7.2.3 below for ABX Products to such ABX Licensed Antigen shall be effective upon the expiration of such thirty (30) day period.

7.2.3 Commercial Field License. Subject to the terms and conditions of this Agreement, CuraGen hereby grants to ABX an exclusive worldwide license (or sublicense, as the case may be) (with the right to grant Sublicenses) under Licensed CuraGen Intellectual Property to research, develop, make, have made, use, import, offer to sell and sell ABX Products in the Commercial Field. ABX shall provide CuraGen with a copy of each Sublicense promptly after executing the same; provided, however, that ABX shall have the right to redact any confidential financial terms or confidential research, development or commercialization plans from the copy provided to CuraGen. Any Sublicense shall be subject and subordinate to the terms and conditions of this Agreement, and ABX shall remain responsible for all payments due to CuraGen hereunder.

7.3 No Other Rights. No rights other than those expressly set forth in this Agreement are granted to either party hereunder, and no additional rights shall be granted to either party by implication, estoppel or otherwise.

7.4 Further Restrictions.

7.4.1 Notwithstanding anything to the contrary in this Agreement, neither a party, nor its Sublicensees hereunder nor their respective Affiliates shall submit an IND for, or otherwise commence human clinical testing of, any Product to any Antigen unless and until such party has obtained a commercial license under this Article 7 for Products to such Antigen.

7.4.2 For purposes of this Agreement, if (a) ABX has otherwise granted exclusive rights to antibodies to an antigen to a Third Party without breach of the-exclusivity provisions of Section 4.4, or (b) ABX has an active research and development program ongoing

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

for antibodies to an antigen (that was not provided by CuraGen hereunder) that is independent of its efforts hereunder and does not and did not involve access to, or otherwise make use of, the CuraGen Databases, then ABX shall not have the right to grant CuraGen a license (or sublicense, as the case may be) hereunder to use such antigen in the Research Field or a license (or sublicense, as the case may be) regarding the related CuraGen Products in the Commercial Field.

7.4.3 For purposes of this Agreement, if CuraGen has granted exclusive rights to antibodies to an antigen to a Third Party without breach of the exclusivity provisions of Section 4.4, then CuraGen shall not have the right to grant ABX a license (or sublicense, as the case may be) hereunder to use such antigen in the Research Field or a license (or sublicense, as the case may be) regarding the related ABX Products in the Commercial Field.

8. PAYMENTS

8.1 Research Funding.

8.1.1 CuraGen has paid to ABX aggregate research funding of [***************************(**********)] to date. CuraGen shall pay to ABX additional research funding of [*******************************************].

8.1.2 CuraGen shall pay ABX [******************(**********)] for each of the first five immunizations of Xenomouse Animals with Research Antigens after the Revision Date, payable [**************************************].

8.2 Certain Fees.

8.2.1 Each party shall pay to the other party a non-refundable, non-creditable technology access fee of [*********************(**********)] for each Eligible Antigen it selects under Article 5 above that becomes an Optioned Antigen within ten (10) days after such Eligible Antigen becomes an Optioned Antigen. CuraGen additionally shall pay to ABX a non-refundable, non-creditable technology access fee of [*************(**********)] for each Eligible Antigen that becomes a Lambda Optioned Antigen hereunder, within ten (10) days after such Eligible Antigen becomes a Lambda Optioned Antigen.

8.2.2 Each party shall pay to the other party a non-refundable, non-creditable exercise fee of [*************(**********)] for each Optioned Antigen for which it exercised an option to obtain a commercial license under Article 7 above within ten (10) days after such Optioned Antigen becomes a Licensed Antigen. CuraGen additionally shall pay to ABX a non-refundable, non-creditable exercise fee of [*************(**********)] for each Lambda Optioned Antigen for which CuraGen exercised an option to obtain a commercial license under Article 7 above within ten (10) days after such Lambda Optioned Antigen becomes a Lambda Licensed Antigen.

8.2.3 With respect to each Licensed Antigen for which a party exercised an option to obtain a commercial license under Article 7 above, but for which it was not required

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

to pay an option fee under Section 8.2.1 above because it was not selected as an Optioned Antigen by such party under Article 5 above, such party shall pay to the other party, in lieu of the amounts set forth in Sections 8.2.1 and 8.2.2, a non-refundable, non-creditable exercise fee of [*************(**********)] for such Licensed Antigen within ten (10) days after such antigen becomes a Licensed Antigen. CuraGen additionally shall pay to ABX a non-refundable, non-creditable exercise fee of [*************(**********)] for each CuraGen Licensed Antigen for which CuraGen exercised an option to obtain a commercial license and designated such CuraGen Licensed Antigen as a Lambda Licensed Antigen under Article 7 above, but for which it was not required to pay an option fee under Section 8.2.1 above because it was not selected as an Optioned Antigen by CuraGen under Article 5 above, and within ten (10) days after such antigen becomes a Lambda Licensed Antigen.

8.3 Milestone Payments.

8.3.1 In the Therapeutic Field.

(a) Subject to Section 8.3.1(d), and, in the case of Sublicenses, to Section 8.4.3(c) below, within thirty (30) days following the achievement of each of the following milestones with respect to each CuraGen Product for use in the Therapeutic Field (other than a CuraGen Product directed to a CuraGen Licensed Antigen and comprising a Lambda Antibody or Genetic Material that encodes such Lambda Antibody), on a CuraGen Product-by-CuraGen Product basis, CuraGen shall give written notice to ABX thereof and shall (i) pay to ABX the corresponding milestone payments described below and (ii) pay to ABX the milestone payments due any Third Party under an ABX In-License arising from use of a Conjugate as part of such CuraGen Product (as permitted under this Agreement), as applicable. Subject, in the case of Sublicenses, to Section 8.4.3(a) below, within thirty (30) days following the achievement of each of the following milestones with respect to each ABX Product for use in the Therapeutic Field, on an ABX Product-by-ABX Product basis, ABX shall give written notice to CuraGen thereof and shall pay to CuraGen the corresponding milestone payments described below.

[*******]    [***************************************************]

[*******]    [***************************************************]

[*******]    [***************************************************]

[*******]    [***************************************************]

[*******]    [***************************************************]

(b) Subject to Section 8.3.1(d), and, in the case of Sublicenses, to Section 8.4.3(c) below, within thirty (30) days following the achievement of each of the following milestones with respect to each CuraGen Product for use in the Therapeutic Field directed to a CuraGen Licensed Antigen and comprising a Lambda Antibody or Genetic Material that encodes such Lambda Antibody, on a CuraGen Product-by-CuraGen Product basis, CuraGen shall give

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

written notice to ABX thereof and shall (i) pay to ABX the corresponding milestone payments described below, and (ii) pay to ABX the milestone payments due any Third Party under an ABX In-License arising from use of a Conjugate as part of such CuraGen Product (as permitted under this Agreement), as applicable.

[*******]    [***************************************************]

[*******]    [***************************************************]

[*******]    [***************************************************]

[*******]    [***************************************************]

[*******]    [***************************************************]

(c) If, at the time when any milestone payment listed in this Section 8.3.1, with respect to a Product for use in the Therapeutic Field, is due from a party, such party has not paid all other milestone payments (if any) previously listed in this Section 8.3.1 with respect to such Product, then at such time such party shall pay all such unpaid milestone payments (if any) previously listed in this Section 8.3.1 with respect to such Product. If, at the time of the First Commercial Sale by a party, its Affiliate or their respective Sublicensee of a Product for use in the Therapeutic Field, such party has not paid all milestone payments (if any) listed in this Section 8.3.1 with respect to such Product, then at such time such party shall pay all such unpaid milestone payments (if any) listed in this Section 8.3.1 with respect to such Product. If at any time a party abandons the development of a Product after the payment to the other party of one or more milestone payments under this Section 8.3.1 and subsequently commences or continues the development of another Product directed to the same Licensed Antigen as the abandoned Product, then such party shall have no obligation to pay to the other party a milestone payment upon the occurrence of a milestone event for the subsequent Product for which such party previously has paid to the other party a milestone payment under this Section 8.3.1 for the abandoned Product.

(d) Notwithstanding Sections 8.3.1(a) and (b), CuraGen shall only be required to make the higher payments set forth in Section 8.3.1(b) with respect to a CuraGen Product comprising a Lambda Antibody or Genetic Material that encodes a Lambda Antibody if and to the extent that the additional amounts are owed or paid by ABX to the licensors under the licenses specified in Section 1.2 of Amendment No. 2. If such payments to such licensors are not owed or paid by ABX, CuraGen shall only be required to make the payments set forth in Section 8.1.3(a).

8.3.2 In the Diagnostic Field.

(a) Subject to Section 8.3.2(d), and, in the case of Sublicenses, to Section 8.4.3(d) below, within thirty (30) days following the achievement of each of the following milestones with respect to each CuraGen Product for use in the Diagnostic Field (other than a

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

CuraGen Product directed to a CuraGen Licensed Antigen and comprising a Lambda Antibody or Genetic Material that encodes such Lambda Antibody), on a CuraGen Product-by-CuraGen Product basis, CuraGen shall give written notice to ABX thereof and shall (i) pay to ABX the corresponding milestone payments described below, and (ii) pay to ABX the milestone payments due any Third Party under an ABX In-License arising from use of a Conjugate as part of such CuraGen Product (as permitted under this Agreement), as applicable. Subject, in the case of Sublicenses, to Section 8.4.3(b) below, within thirty (30) days following the achievement of each of the following milestones with respect to each ABX Product for use in the Diagnostic Field, on an ABX Product-by-ABX Product basis, ABX shall give written notice to CuraGen thereof and shall pay to CuraGen the corresponding milestone payments described below.

[*******]    [***************************************************]

[*******]    [***************************************************]

[*******]    [***************************************************]

(b) Subject to Section 8.3.2(d), and, in the case of Sublicenses, to Section 8.4.3(d) below, within thirty (30) days following the achievement of each of the following milestones with respect to each CuraGen Product for use in the Diagnostic Field directed to a CuraGen Licensed Antigen and comprising a Lambda Antibody or Genetic Material that encodes such Lambda Antibody, on a CuraGen Product-by-CuraGen Product basis, CuraGen shall give written notice to ABX thereof and shall (i) pay to ABX the corresponding milestone payments described below, and (ii) pay to ABX the milestone payments due any Third Party under an ABX In-License arising from use of a Conjugate as part of such CuraGen Product (as permitted under this Agreement), as applicable.

[*******]    [***************************************************]

[*******]    [***************************************************]

[*******]    [***************************************************]

(c) If, at the time when any milestone payment listed in this Section 8.3.2, with respect to a Product for use in the Diagnostic Field, is due from a party, such party has not paid all other milestone payments (if any) previously listed in this Section 8.3.2 with respect to such Product, then at such time such party shall pay all such unpaid milestone payments (if any) previously listed in this Section 8.3.2 with respect to such Product. If, at the time of the First Commercial Sale by a party, its Affiliate or permitted (sub)licensee of a Product for use in the Diagnostic Field, such party has not paid all milestone payments (if any) listed in this Section 8.3.2 with respect to such Product, then at such time such party shall pay all such unpaid milestone payments (if any) listed in this Section 8.3.2 with respect to such Product. If at any time a party abandons the development of a Product after the payment to the other party of one or more milestone payments under this Section 8.3.2 and subsequently commences or continues the development of another Product directed to the same Licensed Antigen as the abandoned

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

Product, then such party shall have no obligation to pay to the other party a milestone payment upon the occurrence of a milestone event for the subsequent Product for which such party previously has paid to the other party a milestone payment under this Section 8.3.2 for the abandoned Product.

(d) Notwithstanding Sections 8.3.2(a) and (b), CuraGen shall only be required to make the higher payments set forth in Section 8.3.2(b) with respect to a CuraGen Product comprising a Lambda Antibody or Genetic Material that encodes a Lambda Antibody if and to the extent that the additional amounts are owed or paid by ABX to the licensors under the licenses specified in Section 1.2 of Amendment No. 2. If such payments to such licensors are not owed or paid by ABX, CuraGen shall only be required to make the payments set forth in Section 8.1.3(a).

8.4 Royalties.

8.4.1 Notice of Royalty Commencement Date. Within thirty (30) days following the Royalty Commencement Date for each CuraGen Product in each country, CuraGen shall give written notice to ABX thereof. Within thirty (30) days following the Royalty Commencement Date for each ABX Product in each country, ABX shall give written notice to CuraGen thereof.

8.4.2 Royalties on Net Sales.

(a) Subject, in the case of Sublicenses, to Sections 8.4.3(a) and (b) below, where a CuraGen Patent Claim covers an ABX Product, ABX shall pay to CuraGen royalties equal to (a) [*******************************************], and (b) [*******************************************]. [*******************************************].

(b) Subject, in the case of Sublicenses, to Sections 8.4.3(a) and (b) below, where no CuraGen Patent Claim covers an ABX Product, ABX shall pay to CuraGen royalties equal to [******************************] (i) [**********************************] and (ii) [*******************************************]; provided, however, [*******************************************] (a) [*******************************************] or (b) [*******************************************].

(c) Subject, in the case of Sublicenses, to Sections 8.4.3(c) and (d) below, where an ABX Patent Claim covers a CuraGen Product, CuraGen shall pay to ABX royalties equal to (a) [*******************************************], (b) [*******************************************] and (c) [*******************************************]. [*******************************************].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

(d) Subject, in the case of Sublicenses, to Sections 8.4.3(a) and (b) below, where no ABX Patent Claim covers a CuraGen Product, CuraGen shall pay to ABX royalties equal to (x) [*******************************************] or (y) [*******************************************].

8.4.3 Royalties on Sublicense Income.

(a) In the event that ABX grants a Sublicense with respect to any ABX Product for use in the Therapeutic Field, ABX shall notify CuraGen in writing, within fifteen (15) days of the grant of such Sublicense, whether ABX elects to pay to CuraGen (i) the milestone payments set forth in Section 8.3.1 upon the occurrence with respect to such ABX Product of the milestone events set forth therein and the royalties set forth in Section 8.4.2 based on Net Sales of such ABX Product or (ii) the following payments and royalties equal to the following percentage of Sublicense Income received by ABX and its Affiliates in connection with such Sublicense for each ABX Product for use in the Therapeutic Field:

[*******]    [***************************************************]

[*******]    [***************************************************]

[*******]    [***************************************************]

Notwithstanding the foregoing, the royalties owing by ABX under this Section 8.4.3(a) in any calendar quarter, with respect to Net Sales by such Sublicensee and its Affiliates of any ABX Product for use in the Therapeutic Field, shall not be less than [********(***)] of Net Sales by such Sublicensee and its Affiliates of such ABX Product in such calendar quarter. Once made, the election of the basis of payment hereunder may not be changed, and ABX shall pay the amounts determined in accordance with its election.

(b) In the event that ABX grants a Sublicense with respect to any ABX Product for use in the Diagnostic Field, ABX shall notify CuraGen in writing, within fifteen (15) days of the grant of such Sublicense, whether ABX elects to pay to CuraGen (i) the milestone payments set forth in Section 8.3.2 upon the occurrence with respect to such ABX Product of the milestone events set forth therein and the royalties set forth in Section 8.4.2 based on Net Sales of such ABX Product or (ii) the following payments and royalties equal to the following percentage of Sublicense Income received by ABX and its Affiliates in connection with such Sublicense for each ABX Product for use in the Diagnostic Field:

[*******]    [***************************************************]

[*******]    [***************************************************]

[*******]    [***************************************************]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

Notwithstanding the foregoing, the royalties owing by ABX under this Section 8.4.3(b) in any calendar quarter, with respect to Net Sales by such Sublicensee and its Affiliates of any ABX Product for use in the Diagnostic Field, shall not be less than [********(***)] of Net Sales by such Sublicensee and its Affiliates of such ABX Product in such calendar quarter. Once made, the election of the basis of payment hereunder may not be changed, and ABX shall pay the amounts determined in accordance with its election.

(c) In the event that CuraGen grants a Sublicense with respect to any CuraGen Product for use in the Therapeutic Field, CuraGen shall notify ABX in writing, within fifteen (15) days of the grant of such Sublicense, whether CuraGen elects to pay to ABX (i) the milestone payments set forth in Section 8.3.1 upon the occurrence with respect to such CuraGen Product of the milestone events set forth therein and the royalties set forth in Section 8.4.2 based on Net Sales of such CuraGen Product or (ii) the following payments and royalties equal to the following percentage of Sublicense Income received by CuraGen and its Affiliates in connection with the Sublicense for each CuraGen Product for use in the Therapeutic Field:

[*******]    [***************************************************]

[*******]    [***************************************************]

[*******]    [***************************************************]

Notwithstanding the foregoing, the royalties owing by CuraGen under this Section 8.4.3(c) in any calendar quarter, with respect to Net Sales by such Sublicensee and its Affiliates of any CuraGen Product for use in the Therapeutic Field, shall not be less than the aggregate of (i) [********(***)] of Net Sales by such Sublicensee and its Affiliates of such CuraGen Product in such calendar quarter, plus (ii) [***************************************************************************************] Once made, the election of the basis of payment hereunder may not be changed, and CuraGen shall pay the amounts determined in accordance with its election.

(d) In the event that CuraGen grants a Sublicense with respect to any CuraGen Product for use in the Diagnostic Field, CuraGen shall notify ABX in writing, within fifteen (15) days of the grant of such Sublicense, whether CuraGen elects to pay to ABX (i) the milestone payments set forth in Section 8.3.2 upon the occurrence with respect to such CuraGen Product of the milestone events set forth therein and the royalties set forth in Section 8.4.2 based on Net Sales of such CuraGen Product or (ii) the following payments and royalties equal to the following percentage of Sublicense Income received by CuraGen and its Affiliates in connection with the Sublicense for such CuraGen Product for use in the Diagnostic Field:

[*******]    [***************************************************]

[*******]    [***************************************************]

[*******]    [***************************************************]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

Notwithstanding the foregoing, the royalties owing by CuraGen under this Section 8.4.3(d) in any calendar quarter, with respect to Net Sales by such Sublicensee and its Affiliates of any CuraGen Product for use in the Diagnostic Field, shall not be less than the aggregate of (i) [********(***)] of Net Sales by such Sublicensee and its Affiliates of such CuraGen Product in such calendar quarter, plus (ii) [*****************************************************************************************]. Once made, the election of the basis of payment hereunder may not be changed, and CuraGen shall pay the amounts determined in accordance with its election.

(e) Length of Royalty Obligations. Each party’s obligations to pay royalties (including without limitation percentages of Sublicense Income) with respect to each Product in each country shall commence on the Royalty Commencement Date for such Product in such country, and shall continue for such Product in such country until (i) [**************************], or (ii) [*************************************].

8.4.4 Discounting. If a party, its Sublicensees or their respective Affiliates sells a Product to a Third Party who also purchases other products or services from such party, its Sublicensees or their respective Affiliates, and such party, its Sublicensees or their respective Affiliates discounts the purchase price of such Product to a greater degree than it generally discounts the price of its other products or services to such customer, then in such case the Net Sales for the sale of such Product to such Third Party shall equal the arm’s length price that Third Parties would generally pay for the Product alone when not purchasing any other product or service from such party, its Sublicensee or their respective Affiliates. For purposes of this provision “discounting” includes establishing the list price at a lower-than-normal level.

9. ACCOUNTING AND RECORDS

9.1 Royalty Reports and Payments. Commencing with the first calendar quarter in which the Royalty Commencement Date for a Product occurs, CuraGen in the case of CuraGen Products, and ABX in the case of ABX Products (the “Payor”) shall make written reports to the other party (the “Payee”) within sixty (60) days after the end of each calendar quarter, stating in each such report (a) the number, description, and aggregate Net Sales of such Product sold during the calendar quarter, (b) the calculation of the royalties and other amounts payable under Article 8 above, and (c) otherwise satisfying the royalty reporting requirements under each ABX In-License applicable to such Product (in the case of CuraGen Products). Concurrently with the making of such reports, the Payor shall pay to the Payee all royalties payable under Article 8 above. With respect to (1) each CuraGen Product directed to a CuraGen Licensed Antigen and comprising a Lambda Antibody or Genetic Material that encodes such Lambda Antibody, and (2) each CuraGen Product comprising a Conjugate, prior to the date any Third Party royalty is due for such CuraGen Products pursuant to Section 8.4, ABX shall provide to CuraGen information from the applicable ABX In-License(s) sufficient for CuraGen to calculate the royalty then owing and to satisfy the royalty reporting obligations under such ABX In-License(s).

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

9.2 Records; Inspection. The Payor shall keep (and cause its Affiliates, Sublicensees and Sublicensees’ Affiliates to keep) complete, true and accurate books of account and records for the purpose of determining the royalties payable to the Payee under this Agreement. Such books and records shall be kept at the principal place of business of the Payor, its Sublicensee or their respective Affiliates, as the case may be, for at least three years following the end of the calendar quarter to which they pertain. Such records of the Payor and its Affiliates shall be open for inspection during such three-year period by independent accountants chosen by the Payee, and subject to the approval of the Payor, which approval shall not be unreasonably withheld or delayed, (which accountants, in the case of ABX, may also represent XT) for the purpose of verifying the royalty statements. The Payor shall require each of its Sublicensees to maintain similar books and records and to open such records for inspection during the same three-year period by a representative of the Payor reasonably satisfactory to the Payee on behalf of, and as required by, the Payee for the purpose of verifying the royalty statements. All such inspections may be made no more than once each calendar year at reasonable times mutually agreed by the Payor and the Payee. The independent accountants chosen by the Payee will be obliged to execute a reasonable confidentiality agreement prior to commencing any such inspection. Inspections conducted under this Section 9.2 shall be at the expense of the Payee, unless a variation or error producing an increase exceeding five percent (5%) of the amount stated for any period is established in the course of any such inspection, whereupon all costs relating to the audit of such period will be paid by the Payor.

9.3 Payment Method. All payments by the Payor to the Payee hereunder shall be in United States Dollars in immediately available funds and shall be made by wire transfer from a United States bank located in the United States to such bank account as designated by the Payee to the Payor.

9.4 Currency Conversion. If any currency conversion shall be required in connection with the calculation of royalties hereunder, such conversion shall be made using the selling exchange rate for conversion of the foreign currency into United States Dollars, quoted for current transactions reported under the heading “Currency Trading – Exchange Rates” in The Wall Street Journal in the United States for the last business day of the calendar quarter to which such payment pertains. If The Wall Street Journal ceases to be published, then the rate of exchange to be used shall be that reported in such other business publication of national circulation in the United States as the parties reasonably agree.

9.5 Late Payments. Any payments due from the Payor that are not paid on the date such payments are due under this Agreement shall bear interest at the lesser of (i) the Prime Rate as reported under the heading “Money Rates” in The Wall Street Journal in the United States on the date such payment is due, plus an additional two percent (2%), or (ii) the maximum rate permitted by applicable law, in each case calculated on the number of days such payment is delinquent. This Section 9.5 shall in no way limit any other remedies available to any party. If The Wall Street Journal ceases to be published, then the prime rate to be used shall be that reported in such other business publication of national circulation in the United States as the parties reasonably agree.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

9.6 Withholding Taxes. Each party shall be entitled to deduct from the royalties owing to the other party hereunder the amount of any withholding taxes, value-added taxes or other taxes, levies or charges with respect to such amounts, other than United States taxes, payable by such party, or any taxes required to be withheld by such party, to the extent such party pays to the appropriate governmental authority on behalf of the other party such taxes, levies or charges. The withholding party shall use reasonable efforts to minimize any such taxes, levies or charges required to be withheld on behalf of the other party by such party. The withholding party promptly shall deliver to the other party proof of payment of all such taxes, levies and other charges, together with copies of all communications from or with such governmental authority with respect thereto, and shall reasonably assist the other party in obtaining a refund thereof (to the extent permitted under applicable law) or to obtain a foreign tax credit therefor.

10. DILIGENCE

10.1 Diligence Obligation of CuraGen.

10.1.1 CuraGen shall use commercially reasonable efforts to actively research, develop and obtain regulatory approvals as expeditiously as reasonably practicable to market in major markets throughout the world at least one CuraGen Product to each CuraGen Licensed Antigen, and following such approval to maximize Net Sales of such CuraGen Product.

10.1.2 Without limiting Section 10.1.1, CuraGen, its Sublicensees or their respective Affiliates shall file an IND with the FDA for at least one CuraGen Product to each CuraGen Licensed Antigen within three (3) years after the effective date of the applicable XT/ABX Product License Agreement. After the filing of an IND for at least one CuraGen Product to a CuraGen Licensed Antigen, CuraGen, its Sublicensees or their respective Affiliates, shall have an active IND and actively and diligently conduct clinical trials in pursuit of regulatory approval for at least one such CuraGen Product in the United States until at least one such CuraGen Product may be sold commercially in the United States.

10.1.3 During the term of this Agreement and for a period of five (5) years thereafter, CuraGen shall keep complete and accurate records of its activities conducted under this Agreement regarding the commercialization of CuraGen Products and the results thereof. Within thirty (30) days after the end of each semi-annual period during the term of this Agreement, CuraGen shall prepare and provide ABX with a reasonably detailed written report of such activities and results, through such date.

10.2 Diligence Obligation of ABX.

10.2.1 ABX shall use commercially reasonable efforts to actively research, develop and obtain regulatory approvals as expeditiously as reasonably practicable to market in major markets throughout the world at least one ABX Product to each ABX Licensed Antigen, and following such approval to maximize Net Sales of such ABX Product.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

10.2.2 Without limiting Section 10.2.1, ABX, its Sublicensees or their respective Affiliates shall file an IND with the FDA for at least one ABX Product to each ABX Licensed Antigen within three (3) years after the effective date of the applicable XT/ABX Product License Agreement. After the filing of an IND for at least one ABX Product to a ABX Licensed Antigen, ABX, its Sublicensees or their respective Affiliates, shall have an active IND and actively and diligently conduct clinical trials in pursuit of regulatory approval for at least one such ABX Product in the United States until at least one such ABX Product may be sold commercially in the United States.

10.2.3 During the term of this Agreement and for a period of five (5) years thereafter, ABX shall keep complete and accurate records of its activities conducted under this Agreement regarding the commercialization of ABX Products and the results thereof. Within thirty (30) days after the end of each semi-annual period during the term of this Agreement, ABX shall prepare and provide CuraGen with a reasonably detailed written report of such activities and results, through such date.

10.3 Standards of Performance. The development and commercialization of a Product hereunder by a party, its Sublicensees and their respective Affiliates shall be performed in accordance with high scientific and professional standards, and in compliance in all material respects with the requirements of applicable laws and regulations. ABX, its Sublicensees and their respective Affiliates shall be solely responsible for providing the personnel, materials, equipment, and other resources for the development and commercialization of ABX Products hereunder. CuraGen, its Sublicensees and their respective Affiliates shall be solely responsible for providing the personnel, materials, equipment, and other resources for the development and commercialization of CuraGen Products hereunder.

10.4 Gene Therapy Applications. Each party’s intention as of the Effective Date is to commercialize a Product hereunder for an application other than Gene Therapy before commercializing a Product hereunder for a Gene Therapy application. It is understood, however, that either party may or may not also intend to develop and sell Products for use in Gene Therapy, and that such Gene Therapy application may ultimately be commercialized before a Product is commercialized hereunder for a non-Gene Therapy application.

11. CONFIDENTIALITY

11.1 Confidential Information. During the term of this Agreement and for a period of five (5) years following the expiration or earlier termination hereof, each party shall maintain in confidence the Confidential Information of the other party, and shall not disclose, use or grant the use of the Confidential Information of the other party except on a need-to-know basis to such party’s directors, officers employees, consultants and collaborators, and to the Third Party licensors of the Licensed Intellectual Property, to the extent such disclosure is reasonably necessary or required in connection with such party’s activities as expressly authorized by this Agreement. To the extent that disclosure by a party to any Person is authorized by this Agreement, prior to disclosure, a party shall obtain written agreement of such

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

Person to hold in confidence and not disclose, use or grant the use of the Confidential Information of the other party except as expressly permitted under this Agreement. Each party shall notify the other promptly upon discovery of any unauthorized use or disclosure of the other party’s Confidential Information. Upon the expiration or earlier termination of this Agreement, each party shall return to the other party all tangible items regarding the Confidential Information of the other party and all copies thereof, except for Confidential Information pertaining to any Licensed Antigen and related Products for which, and for so long as, such party retains a license (or sublicense, as the case may be) hereunder; provided, however, that each party shall have the right to retain one (1) copy for its legal files for the sole purpose of determining its obligations hereunder.

11.2 Terms of Agreement. Neither party shall disclose any terms or conditions of this Agreement to any Third Party without the prior consent of the other party; provided, however, that either party may disclose the terms or conditions of this Agreement, (a) on a need-to-know basis to its legal and financial advisors to the extent such disclosure is reasonably necessary in connection with such party’s activities as expressly permitted by this Agreement or for the conduct of its business; (b) to the Third Party licensors of the Licensed Intellectual Property; (c) to a Third Party in connection with (i) an equity investment or other form of financing in such party by a Third Party; (ii) a merger, consolidation or similar transaction entered into by such party; or (iii) the sale of all or substantially all of the assets of such party; and (d) as may, in the reasonable opinion of such party’s counsel, be required by applicable law, regulation or court order, including without limitation, a disclosure in connection with such party’s filing of a registration statement or other filing with the United States Securities and Exchange Commission (in which event such party will first consult with the other party, to the extent reasonably practicable, with respect to such disclosure). Notwithstanding the foregoing, (i) the parties will jointly issue a press release in mutually agreed form promptly after execution hereof and (ii) prior to execution of this Agreement CuraGen and ABX shall agree upon the substance of information that can be used to describe the terms of this transaction, and CuraGen and ABX may disclose such information, as modified by mutual agreement from time to time, without the other party’s consent.

12. TECHNOLOGY, INFORMATION AND INTELLECTUAL PROPERTY

12.1 Ownership.

12.1.1 ABX shall solely own all right, title and interest in the ABX Technology and Information and in all patent rights and other intellectual property rights therein. CuraGen shall not (and shall not attempt or purport to) file or prosecute any patent application in any country which claims or purports to claim the ABX Technology and Information, unless the parties otherwise expressly agree in writing. ABX shall solely own all right, title and interest in the Excluded ABX Technology and in all patent rights and other intellectual property rights therein. CuraGen shall not (and shall not attempt or purport to) file or prosecute any patent application in any country which claims or purports to claim the Excluded ABX Technology.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

12.1.2 CuraGen shall solely own all right, title and interest in the CuraGen Technology and Information and in all patent rights and other intellectual property rights therein. ABX shall not (and shall not attempt or purport to) file or prosecute any patent application in any country which claims or purports to claim the CuraGen Technology and Information, unless the parties otherwise expressly agree in writing. CuraGen shall solely own all right, title and interest in the Excluded CuraGen Technology and in all patent rights and other intellectual property rights therein. ABX shall not (and shall not attempt or purport to) file or prosecute any patent application in any country which claims or purports to claim the Excluded CuraGen Technology.

12.1.3 ABX shall solely own all right, title and interest in Research Program Technology and Information conceived, reduced to practice or otherwise derived solely by Persons on behalf of ABX, together with all patent rights and other intellectual property rights therein and, subject to the provisions of this Agreement, shall have the right to freely exploit, transfer, license, or encumber its rights thereto. CuraGen shall solely own all right, title and interest in Research Program Technology and Information conceived, reduced to practice or otherwise derived solely by Persons on behalf of CuraGen, together with all patent rights and other intellectual property rights therein and, subject to the provisions of this Agreement, shall have the right to freely exploit, transfer, license, or encumber its rights thereto. The parties jointly shall own all right, title and interest in Research Program Technology and Information conceived, reduced to practice or otherwise derived jointly by Persons on behalf of ABX and by Persons on behalf of CuraGen, together with all patent rights and other intellectual property rights therein. Each party shall have the right, subject to the provisions of this Agreement, to freely exploit, transfer, license or encumber its rights in any jointly-owned Research Program Technology and Information (and all patent rights and other intellectual property rights therein) without the consent of, or payment or accounting to, the other party.

12.1.4 The transfer of physical possession of any Technology and Information owned by, and the physical possession and use of any Technology and Information by, CuraGen or ABX, as the case may be, shall not be (nor be construed as) a sale, lease, offer to sell or lease, or other transfer of title of such Technology and Information to CuraGen or ABX, as the case may be.

12.1.5 During the term of this Agreement, neither party shall (and neither party shall attempt or purport to) assign, sell, have sold, lease, offer to sell or lease, otherwise transfer title to, or otherwise distribute or license, sublicense or otherwise commercialize or exploit, any Research Program Technology and Information, except as otherwise set forth herein or the parties otherwise expressly agree in writing.

12.2 Assignment and Disclosure. Each party shall cause all employees and others conducting work on its behalf under this Agreement to promptly disclose to the other party all Technology and Information in which the other party has an ownership interest, and to assign any and all right, title and interest in all Technology and Information and all patent rights and other intellectual property rights therein in accordance with this Agreement. Each party

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

shall maintain records in sufficient detail and in good scientific manner appropriate for patent purposes to properly reflect all work done and results achieved in conducting its work hereunder, and shall respond to reasonable requests of the other party for information regarding Technology and Information in which the other party has an ownership interest.

12.3 Research Program Patent Rights.

12.3.1 Prosecution and Maintenance.

(a) Subject to the provisions of Section 12.3.1(e) and Section 12.3.1(g) below, ABX shall have the right (but not the obligation), at its sole expense, to prepare, file, prosecute and maintain the ABX Patent Rights. ABX will use reasonable efforts to file Antibody composition of matter claims (i) with respect to any ABX Patent Rights arising before the Revision Date, within 6 months of the Revision Date and (ii) with respect to any ABX Patent Rights arising after the Revision Date, within 6 months of characterization of Antibody supernatants resulting from immunizations with Research Antigens. If ABX unreasonably fails to file such claims in such time period, CuraGen may, by written notice to ABX, assume control of the preparation, filing, prosecution and maintenance of the ABX Patent Rights, to the extent and only to the extent, that such ABX Patent Rights claim such Antibodies as a composition of matter, and ABX shall reimburse CuraGen on demand for all expenses of the preparation, filing, prosecution and maintenance of such ABX Patent Rights.

(b) CuraGen shall have the right (but not the obligation), at its sole expense, to prepare, file, prosecute and maintain the CuraGen Patent Rights. CuraGen shall have the right to use Antigen Specific Materials and Information and Research Program Technology and Information in preparing, prosecuting, maintaining and defending CuraGen Patent Rights; provided, however, that CuraGen shall not claim any ABX Technology.

(c) Subject to the provisions of Section 12.3(a) above and Section 12.3.1(e) and (f) below, (i) ABX shall have the right (but not the obligation), at its sole expense, to prepare, file, prosecute and maintain the Research Program Patent Rights owned solely by ABX; (ii) CuraGen shall have the right (but not the obligation), at its sole expense, to prepare, file, prosecute and maintain the Research Program Patent Rights owned solely by CuraGen; and (iii) CuraGen shall have the right (but not the obligation) to prepare, file, prosecute and maintain the Research Program Patent Rights owned jointly by the parties, and ABX shall reimburse CuraGen on demand for one-half the reasonable expenses thereof.

(d) Any method of use data arising from the conduct of in-vitro assays or use of in-vivo models in the Research Program will be filed by the responsible party simultaneously in the patent applications claiming Antibodies and Research Antigens, regardless of the category in which such patent applications fall. The parties will coordinate such filings and will use reasonable efforts to file such applications within three months of generating the data.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

(e) Upon the effective date of a research license under Article 6 to a CuraGen Optioned Antigen, and for so long as such license or a commercial license under Article 7 for such Antigen remains in effect, (i) CuraGen shall have the right (but not the obligation) to assume control of the preparation, filing, prosecution and maintenance of the Research Program Patent Rights that specifically and solely claim such CuraGen Licensed or Optioned Antigen or the use thereof; (ii) CuraGen shall have the right (but not the obligation) to assume control of the preparation, filing, prosecution and maintenance of the ABX Patent Rights that specifically and solely claim the use of such CuraGen Antigen or Antibodies to such CuraGen Licensed or Optioned Antigen or the use thereof; (iii) CuraGen shall reimburse ABX on demand for all previously unreimbursed expenses of the preparation, filing, prosecution and maintenance of such ABX Patent Rights and Research Program Patent Rights; and (iv) CuraGen shall be solely responsible for the expenses of the preparation, filing, prosecution and maintenance of such ABX Patent Rights and Research Program Patent Rights thereafter. In the event there are any Research Program Patent Rights or ABX Patent Rights with such claims and other claims, ABX shall file such divisional or other applications, to the extent legally permitted, as may be necessary to separate such claims into a separate application, which CuraGen shall then have the right to control as aforesaid. If the claims cannot be so separated ABX will take no action with respect to any such claim that would materially narrow the scope thereof without CuraGen’s express written consent, which consent shall not be unreasonably withheld or delayed. If CuraGen assumes control of any patent application pursuant to this Section and determines to abandon such application, CuraGen shall give written notice of such intention to ABX at least thirty (30) days before taking such action, and ABX shall have the right, by written notice to CuraGen, to assume the prosecution and maintenance thereof.

(f) Upon the effective date of a research license under Article 6 to an ABX Optioned Antigen, and for so long as such license or a commercial license under Article 7 for such Antigen remains in effect, (i) ABX shall have the right (but not the obligation) to assume control of the preparation, filing, prosecution and maintenance of the Research Program Patent Rights that specifically and solely claim such ABX Licensed or Optioned Antigen or the use thereof; (ii) ABX shall have the right (but not the obligation) to assume control of the preparation, filing, prosecution and maintenance of the CuraGen Patent Rights that specifically and solely claim antibodies to such ABX Licensed or Optioned Antigen or the use thereof; (iii) ABX shall reimburse CuraGen on demand for all previously unreimbursed expenses of the preparation, filing, prosecution and maintenance of such Research Program Patent Rights and CuraGen Patent Rights; and (iv) ABX shall be solely responsible for the expenses of the preparation, filing, prosecution and maintenance of such Research Program Patent Rights and CuraGen Patent Rights thereafter. In the event there are any Research Program Patent Rights or CuraGen Patent Rights with such claims and other claims, CuraGen shall file such divisional or other applications, to the extent legally permitted, as may be necessary to separate such claims into a separate application, which ABX shall then have the right to control as aforesaid. If the claims cannot be so separated CuraGen will take no action with respect to any such claim that would materially narrow the scope thereof without ABX’s express written consent, which consent shall not be unreasonably withheld or delayed. If ABX assumes control of any patent application pursuant to this Section and determines to abandon such application, ABX shall give

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

written notice of such intention to CuraGen at least thirty (30) days before taking such action, and CuraGen shall have the right, by written notice to ABX, to assume the prosecution and maintenance thereof.

(g) CuraGen shall have the right (but not the obligation) to control the preparation, filing, prosecution and maintenance of any Research Program Patent Rights and ABX Patent Rights that specifically and solely claim any CuraGen Exclusive Antigen or the use thereof or Antibodies that Specifically Bind to such CuraGen Exclusive Antigen or the use thereof. In the event there are any Research Program Patent Rights or ABX Patent Rights with such claims and other claims, ABX shall file such divisional or other applications, to the extent legally permitted, as may be necessary to separate such claims into a separate application, which CuraGen shall then have the right to control as aforesaid. If the claims cannot be so separated ABX will take no action with respect to any such claim that would materially narrow the scope thereof without CuraGen’s express written consent, which consent shall not be unreasonably withheld or delayed.

(h) With respect to each patent application and patent within the Licensed Intellectual Property Rights or Research Program Patent Rights that specifically and solely claims an Optioned Antigen, a Licensed Antigen, an Antibody that Specifically Binds to an Optioned Antigen, an Antibody to a Licensed Antigen or the use thereof and with respect to each other patent and patent application within the Research Program Patent Rights owned jointly by the parties, the controlling party shall (i) provide the non-controlling party with any patent application filed by the controlling party prior to filing in order to provide the non-controlling party with an opportunity to comment thereon, and consider in good faith reasonable comments by the non-controlling party thereon; (ii) provide the non-controlling party with any patent application filed by the controlling party promptly after such filing; and (iii) provide the non-controlling party promptly with copies of all substantive communications received from or filed in patent office(s) with respect to such filings and consider in good faith reasonable comments by the non-controlling party thereon; and (iv) use commercially reasonable efforts to obtain the broadest reasonable claims.

(i) The non-controlling party shall assist the controlling party, upon the controlling party’s request, and to the extent commercially reasonable, in preparing, filing or maintaining the patent applications and patents within the Research Program Patent Rights and Licensed Intellectual Property Rights.

12.3.2 Enforcement.

(a) Subject to the provisions of Section 12.3.2(e) below, ABX shall have the right (but not the obligation), at its sole expense, to control the enforcement of the ABX Patent Rights; provided, however, that CuraGen shall have the right (but not the obligation), at its sole expense, to control the enforcement of those ABX Patent Rights (if any) for which CuraGen assumes control of the preparation, filing, prosecution and maintenance under Section 12.3.1(e) and (g) above.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

(b) Subject to the provisions of Section 12.3.2(e) below, CuraGen shall have the right (but not the obligation), at its sole expense, to control the enforcement of the CuraGen Patent Rights; provided, however, that ABX shall have the right (but not the obligation), at its sole expense, to control the enforcement of those CuraGen Patent Rights (if any) for which ABX assumes control of the preparation, filing, prosecution and maintenance under Section 12.3.1(f) above.

(c) Subject to the provisions of Section 12.3.2(e) below, the controlling party identified under Section 12.3.1 above shall have the first right (but not the obligation), at its sole expense, to enforce the Research Program Patent Rights.

(d) With respect to each patent within the Licensed Intellectual Property Rights or Research Program Patent Rights that specifically and solely claims a Licensed Antigen, an Antibody to a Licensed Antigen or the use thereof, the controlling party shall keep the non-controlling party informed and consider in good faith the reasonable comments of the non-controlling party, both prior to and during any such enforcement. The non-controlling party shall assist the controlling party, upon request and at the controlling party’s sole expense, and to the extent commercially reasonable, in taking any action to enforce such Licensed Intellectual Property Rights or Research Program Patent Rights to the extent the non-controlling party has the right to do so.

(e) If the controlling party fails to abate an infringement of any patent within the Licensed Intellectual Property Rights or Research Program Patent Rights that specifically and solely claims a Licensed Antigen, an Antibody to a Licensed Antigen or the use thereof, or to file an action to abate such infringement, within ninety (90) days after a written request from the non-controlling party to do so, or if the controlling party discontinues the prosecution of any such action after filing patent, the non-controlling party at its expense may, in its discretion, undertake such action as it determines appropriate to enforce the Research Program Patent Rights. In such case, the controlling party shall assist the non-controlling party, upon request and at the non-controlling party’s sole expense, and to the extent commercially reasonable, in taking any action to enforce such patent within the Licensed Intellectual Property Rights or Research Program Patent Rights to the extent the controlling party has the right to do so.

(f) All monies recovered upon the final judgment or settlement of any such action regarding the Licensed Intellectual Property Rights or Research Program Patent Rights that specifically and solely claims a Licensed Antigen, an Antibody to a Licensed Antigen or the use thereof shall be used (i) first, to reimburse the costs and expenses (including reasonable attorneys’ fees and costs) of the controlling party and the non-controlling party, and (ii) the remainder, [******************************].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

12.4 Patent Marking. Each party shall mark, and shall cause its Sublicensees and their respective Affiliates to mark all Products, sold pursuant to this Agreement by such party, its Sublicensees and their respective Affiliates in accordance with the requirements of applicable laws and regulations in the country or countries of manufacture and sale thereof.

12.5 Limitation. Notwithstanding any other provision in this Article 12, (a) ABX shall not be obligated to prepare, file, prosecute, and maintain patents and patent applications, or to bring or pursue enforcement proceedings or defend declaratory judgment actions regarding the Licensed ABX Intellectual Property if, and to the extent that, ABX is not entitled to do so under one or more ABX In-Licenses, and (b) any rights conveyed under this Article 12 permitting CuraGen to prepare, file, prosecute and maintain certain patents and patent applications, or to bring and pursue enforcement proceedings, or defend declaratory judgment actions, regarding the Licensed ABX Intellectual Property, shall be subject to all applicable ABX In-Licenses, and are conveyed only to the extent permitted under such agreements.

12.6 Use and Transfer Restrictions. Each party shall use the Technology and Information owned by the other party solely for purposes of conducting its obligations or exercising its rights under this Agreement, at its facilities, under commercially and scientifically reasonable containment conditions, and not for any other commercial, business or other use or purpose, without the prior express written consent of the other party. Except as otherwise provided in this Agreement, (a) a party shall not transfer or provide access to the Technology and Information owned by the other party to any Affiliate or Third Party; (b) a party shall not transfer or transport the Technology and Information owned by the other party from its facilities to any other location; (c) a party shall limit access to the Technology and Information owned by the other party to those of its employees working on its premises, to the extent such access is reasonably necessary to conduct its obligations or exercise its rights under this Agreement; and (d) a party shall not (and shall not attempt or purport to) assign, sell, have sold, lease, offer to sell or lease, otherwise transfer title to, or otherwise distribute or license, sublicense or otherwise commercialize or exploit, any Technology and Information owned by the other party or any interest therein.

12.7 Grant Backs.

12.7.1 It is the intent of the parties that this Agreement shall not restrict ABX’s freedom to practice and commercialize the Licensed ABX Intellectual Property, the XenoMouse Animals and the ABX Technology and Information, except as expressly set forth herein. CuraGen hereby grants to ABX a royalty-free, perpetual, irrevocable, exclusive, worldwide license (with the right to grant sublicenses) under CuraGen’s rights in the Research Program Patent Rights and Research Program Know-How to research, develop, make, have made, use, offer for sale, sell and import Human Antibody Equivalents and products comprising Human Antibody Equivalents (other than CuraGen Products) for all uses. CuraGen hereby grants to ABX a royalty-free, perpetual, irrevocable, nonexclusive worldwide license (with the right to grant sublicenses) under CuraGen’s rights in the Research Program Patent Rights and Research Program Know-How to research, develop, make and use Antibody Equivalents (other

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

than Human Antibody Equivalents) solely in connection with the research, development, making, having made, using, offering for sale, selling and importing of Human Antibody Equivalents and products comprising Human Antibody Equivalents (other than CuraGen Products) for all uses. CuraGen hereby grants to ABX a royalty-free, perpetual, irrevocable, nonexclusive, worldwide license (with the right to grant sublicenses) under those certain one or more CuraGen Patent Rights, which have a common claim of priority and relate to the same antigen and in which the claims within such CuraGen Patent Rights are supported by information or data derived from the use of the ABX Technology and Information and/or Research Program Technology and Information, solely in connection with the research, development, making, having made, using, offering for sale, selling and importing of Human Antibody Equivalents and products comprising Human Antibody Equivalents (other than CuraGen Products) for all uses.

12.7.2 It is the intent of the parties that this Agreement shall not restrict CuraGen’s freedom to practice and commercialize the Licensed CuraGen Intellectual Property, the CuraGen Databases, and the CuraGen Technology and Information, except as expressly set forth herein. ABX hereby grants to CuraGen a royalty-free, perpetual, irrevocable, exclusive, worldwide license (with the right to grant sublicenses) under ABX’s rights in the Research Program Patent Rights and Research Program Know-How to research, develop, make, have made, use, offer for sale, sell and import Antibody Equivalents (other than Human Antibody Equivalents) and compositions other than Antibody Equivalents, and products (other than ABX Products) comprising Antibody Equivalents (other than Human Antibody Equivalents) and compositions other than Antibody Equivalents, for all uses; provided, however, that ABX reserves, for itself and its sublicensees, the right under ABX’s rights in the Research Program Patent Rights and Research Program Know-How to exercise its license rights granted under Section 12.7.1 above. ABX hereby grants to CuraGen a royalty-free, perpetual, irrevocable, nonexclusive, worldwide license (with the right to grant sublicenses) under those certain one or more ABX Patent Rights, which have a common claim of priority and relate to the same antigen and in which the claims within such ABX Patent Rights are supported by information or data derived from the use of the CuraGen Technology and Information and/or Research Program Technology and Information, solely in connection with the research, development, making, having made, using, offering for sale, selling and importing of Antibody Equivalents (other than Human Antibody Equivalents) and compositions other than Antibody Equivalents, and products (other than ABX Products) comprising Antibody Equivalents (other than Human Antibody Equivalents) and compositions other than Antibody Equivalents, for all uses.

12.8 Imaging Peptides. Nothing in this Agreement shall preclude CuraGen from making, using, offering for sale, selling or importing Imaging Peptides for purposes of in vivo diagnostic imaging use.

13. INDEMNIFICATION

13.1 ABX. ABX shall indemnify and hold harmless CuraGen, and its directors, officers, employees and agents, from and against all losses, liabilities, damages and expenses, including reasonable attorneys’ fees and costs (collectively, “Liabilities”), resulting from any

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

claims, demands, actions or other proceedings by any Third Party arising from (a) the material breach of any representation, warranty or covenant by ABX under this Agreement, (b) any use, handling or storage by ABX, its Sublicensees (other than CuraGen) and their respective Affiliates of the CuraGen Technology and Information or the Research Program Technology and Information, (c) the manufacture, use, sale, handling or storage by ABX, its Sublicensees (other than CuraGen) and their respective Affiliates of ABX Products (without regard to culpable conduct), or (d) any use by ABX, its Sublicensees (other than CuraGen) and their respective Affiliates of the Confidential Information of CuraGen; provided, however, that ABX shall not be obligated to indemnify or hold harmless CuraGen for such Liabilities to the extent that such Liabilities arise from the gross negligence or willful misconduct of CuraGen.

13.2 CuraGen. CuraGen shall indemnify and hold harmless ABX, and its directors, officers, employees and agents, from and against all Liabilities resulting from any claims, demands, actions or other proceedings by any Third Party arising from (a) the material breach of any representation, warranty or covenant by CuraGen under this Agreement, (b) any use, handling or storage by CuraGen, its Sublicensees (other than ABX) and their respective Affiliates of the ABX Technology and Information or the Research Program Technology and Information, (c) the manufacture, use, sale, handling or storage by CuraGen, its Sublicensees (other than ABX) and their respective Affiliates of CuraGen Products (without regard to culpable conduct), or (d) any use by CuraGen, its Sublicensees (other than ABX) and their respective Affiliates of the Confidential Information of ABX; provided, however, that CuraGen shall not be obligated to indemnify or hold harmless ABX for such Liabilities to the extent that such Liabilities arise from the gross negligence or willful misconduct of ABX.

13.3 Procedure. If a party (an “Indemnitee”) intends to claim indemnification under this Article 13, it shall promptly notify the indemnifying party (the “Indemnitor”) in writing of any claim, demand, action or other proceeding for which the Indemnitee intends to claim such indemnification, and the Indemnitor shall have the right to participate in, and, to the extent the Indemnitor so desires, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitor, if representation of such Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party represented by such counsel in such proceeding. The indemnity agreement in this Article 13 shall not apply to amounts paid in settlement of any claim, demand, action or other proceeding if such settlement is effected without the consent of the Indemnitor, which consent shall not be withheld or delayed unreasonably. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such Indemnitor of any liability to the Indemnitee under this Article 13, but the omission so to deliver written notice to the Indemnitor shall not relieve it of any liability that it may have to any party claiming indemnification otherwise than under this Article 13. The party claiming indemnification under this Article 13, its employees and agents, shall reasonably cooperate with the Indemnitor and its legal representatives in the investigation of any claim, demand, action or other proceeding covered by this indemnification.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

13.4 Insurance. Each party shall maintain insurance, including product liability insurance, with respect to the research, development, manufacture and sale of Products hereunder by such party, its Sublicensees and their respective Affiliates in such amount as such party customarily maintains with respect to the research, development, manufacture and sale of its other products. Each party shall maintain such insurance for so long as such party, its Sublicensees and their respective Affiliates continues to research, develop, manufacture or sell any Products hereunder, and thereafter for so long as such party customarily maintains insurance covering the research, development, manufacture and sale of its other products.

14. TERM AND TERMINATION

14.1 Term. The term of this Agreement shall commence on the Effective Date and, unless earlier terminated, shall continue in full force and effect until the expiration of the parties’ respective royalty obligations pursuant to this Agreement.

14.2 Termination.

14.2.1 If CuraGen breaches its obligations under Section 8.2, 8.3 or 8.4 above, or materially breaches its obligations under Section 10.1 above, with respect to any Antigen or to CuraGen Products to any CuraGen Licensed Antigen, and such breach shall have continued for ten (10) days, in the case of breaches under Section 8.2, 8.3, or 8.4, or for thirty (30) days, in the case of material breaches under Section 10.1, after written notice of such breach was provided to CuraGen by ABX, ABX shall have the right at its option to terminate the licenses (or sublicenses, as the case may be) under this Agreement with respect to such Antigen or to CuraGen Products to such CuraGen Licensed Antigen (as applicable) effective at the end of such ten (10) day or thirty (30) day period, as the case may be, without otherwise affecting the other licenses (or sublicenses, as the case may be) granted under this Agreement or the other remaining provisions of this Agreement. In the event of such termination by ABX, the Antigen which was the subject of the termination shall be subject to ABX’s standby option under Section 7.2.2, CuraGen’s obligation to provide data and information under Section 7.2.2 shall apply to all data and information in existence at the time of the termination, the six-month period in which to exercise such option shall commence on the date of termination, and no payment shall be due under Section 8.2.3 upon the exercise by ABX of such option.

14.2.2 If ABX breaches its obligations under Section 8.2, 8.3 or 8.4 above, or materially breaches its obligations under Section 10.2 above, with respect to any Antigen or to ABX Products to any ABX Licensed Antigen, and such breach shall have continued for ten (10) days, in the case of breaches under Section 8.2, 8.3, or 8.4, or for thirty (30) days, in the case of material breaches under Section 10.2, after written notice of such breach was provided to ABX by CuraGen, CuraGen shall have the right at its option to terminate the licenses (or sublicenses, as the case may be) under this Agreement with respect to such Antigen or to ABX Products to such ABX Licensed Antigen (as applicable) effective at the end of such ten (10) day or thirty (30) day period, as the case may be, without otherwise affecting the other licenses (or sublicenses, as the case may be) granted under this Agreement or the other remaining

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

provisions of this Agreement. In the event of such termination by CuraGen, the Antigen which was the subject of the termination shall be subject to CuraGen’s standby option under Section 7.1.2, ABX’s obligation to provide data and information under Section 7.1.2 shall apply to all data and information in existence at the time of the termination, the six-month period in which to exercise such option shall commence on the date of termination, and no payment shall be due under Section 8.2.3 upon the exercise by CuraGen of such option.

14.2.3 If a party shall have materially breached any of its material obligations hereunder (other than under Sections 8.2, 8.3, 8.4, 10.1 and 10.2 above), and such breach shall have continued for thirty (30) days after written notice of such breach was provided to the breaching party by the nonbreaching party, the nonbreaching party shall have the right (at its option), effective at the end of such thirty (30) day period, to terminate the Research Program and all options, licenses, and rights to obtain additional options and licenses granted to the breaching party under this Agreement; provided, however, that any commercial licenses previously granted to the breaching party under Article 7 above (and any related continuing research licenses to the breaching party under Section 6.1 above), all licenses granted to the breaching party under Section 12.7 above, and all options, licenses, and rights to obtain additional options and licenses granted to the nonbreaching party under this Agreement shall survive any such termination by the nonbreaching party under this Section 14.2.3.

14.3 Effect of Expiration or Termination.

14.3.1 Expiration or termination of this Agreement shall be without prejudice to any rights which shall have accrued to the benefit of a party prior to such expiration or termination. Without limiting the foregoing, the license rights granted under Section 4.2.7, Section 4.2.2 and the provisions of Sections 4.4.4 and 8.1 and Articles 9, 11, 12, 13, 14 and 15 shall survive any expiration or termination of this Agreement.

14.3.2 Following the expiration under Section 8.4.3(e) of CuraGen’s obligation to pay royalties to ABX hereunder with respect to a CuraGen Product (provided that CuraGen’s option, license or other rights with respect to such CuraGen Product have not been previously terminated), CuraGen shall have a fully-paid up, non-exclusive license (or sublicense, as the case may be) (with the right to grant sublicenses) under the ABX Know-How and Research Program Know-How solely to make, have made, use, offer for sale, sell and import such CuraGen Product for use in the Commercial Field. Following the expiration under Section 8.4.3(e) of ABX’s obligation to pay royalties to CuraGen hereunder with respect to an ABX Product (provided that ABX’s option, license or other rights with respect to such ABX Product have not been previously terminated), ABX shall have a fully-paid up, non-exclusive license (or sublicense, as the case may be) (with the right to grant sublicenses) under the CuraGen Know-How and Research Program Know-How solely to make, have made, use, offer for sale, sell and import such ABX Product for use in the Commercial Field.

14.3.3 Upon termination of this Agreement, or upon termination of the licenses (or sublicenses, as the case may be) hereunder for any CuraGen Product, CuraGen, its

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

Sublicensees and their respective Affiliates shall have the right to sell or otherwise dispose (consistent with all applicable laws and regulations and subject to Articles 8 and 9 above) of the stock of any CuraGen Product then on hand. Upon termination of this Agreement, or upon termination of the licenses (or sublicenses, as the case may be) hereunder for any ABX Product, ABX, its Sublicensees and their respective Affiliates shall have the right to sell or otherwise dispose (consistent with all applicable laws and regulations and subject to Articles 8 and 9 above) of the stock of any ABX Product then on hand.

14.3.4 Upon termination of this Agreement by ABX, or upon termination by ABX of the licenses (or sublicenses, as the case may be) hereunder for any CuraGen Product, any Sublicense granted by CuraGen hereunder shall survive, provided that upon request by ABX, such Sublicensee promptly agrees in writing that such Sublicensee shall be bound by the terms of such Sublicense for the benefit of ABX and ABX shall have all of the rights of CuraGen under such Sublicense, but ABX shall not be bound by any obligation of CuraGen thereunder except to the extent it is already bound to an equivalent obligation hereunder. Upon termination of this Agreement by CuraGen, or upon termination by CuraGen of the licenses (or sublicenses, as the case may be) hereunder for any ABX Product, any Sublicense granted by ABX hereunder shall survive, provided that upon request by CuraGen, such Sublicensee promptly agrees in writing that such Sublicensee shall be bound by the terms of such Sublicense for the benefit of CuraGen and CuraGen shall have all of the rights of ABX under such Sublicense, but CuraGen shall not be bound by any obligation of ABX thereunder except to the extent it is already bound to an equivalent obligation hereunder.

14.3.5 Except as otherwise expressly agreed in writing by the parties, promptly upon the expiration of the Extended Research License Term, each party shall destroy all remaining Research Program Technology and Information and Antigen Specific Materials and Information; in each case except to the extent such party retains an option or license (or sublicense, as the case may be) thereto hereunder; that survives such expiration or termination.

14.3.6 Except as otherwise expressly agreed in writing by the parties, promptly upon the expiration or earlier termination of this Agreement, (a) CuraGen shall destroy or return to ABX (as ABX shall direct) all remaining ABX Technology and Information; (b) ABX shall destroy or return to CuraGen (as CuraGen shall direct) all remaining CuraGen Technology and Information; and (c) each party shall destroy all remaining Research Program Technology and Information and Antigen Specific Materials and Information; in each case except to the extent such party retains a license (or sublicense, as the case may be) thereto hereunder; that survives such expiration or termination.

14.3.7 Except as otherwise expressly agreed in writing by the parties, promptly upon the termination of the license (or sublicense, as the case may be)s granted to CuraGen hereunder regarding any Antigen, CuraGen shall destroy or return to ABX (as ABX shall direct) all remaining ABX Technology and Information regarding such Antigen, Antibodies to such Antigens and Products to such Antigen, and shall destroy all remaining Research Program Technology and Information and Antigen Specific Materials and Information regarding such Antigen, Antibodies to such Antigens and Products to such Antigen.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

14.3.8 Except as otherwise expressly agreed in writing by the parties, promptly upon the termination of the license (or sublicense, as the case may be)s granted to ABX hereunder regarding any Antigen, ABX shall destroy or return to CuraGen (as CuraGen shall direct) all remaining CuraGen Technology and Information regarding such Antigen, Antibodies to such Antigens and Products to such Antigen, and shall destroy all remaining Research Program Technology and Information and Antigen Specific Materials and Information regarding such Antigen, Antibodies to such Antigens and Products to such Antigen.

15. MISCELLANEOUS

15.1 Governing Laws. This Agreement shall be governed by, interpreted and construed in accordance with the laws of the State of Delaware, without regard to conflicts of law principles.

15.2 Waiver. No waiver by any party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

15.3 Assignments. Neither this Agreement nor any right or obligation hereunder may be assigned or delegated, in whole or part, by either party without the prior express written consent of the other; provided, however, that either party may, without the written consent of the other, assign this Agreement and its rights and delegate its obligations hereunder in connection with the transfer or sale of all or substantially all of its business, or in the event of its merger, consolidation, change in control or similar transaction. Any permitted assignee shall assume all obligations of its assignor under this Agreement. Any purported assignment in violation of this Section 15.3 shall be void.

15.4 Independent Contractors. The relationship of the parties hereto is that of independent contractors. The parties hereto shall not be deemed to be agents, partners or joint venturers of the others for any purpose as a result of this Agreement or the transactions contemplated thereby.

15.5 Further Actions. Each party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

15.6 Notices. All requests and notices required or permitted to be given to the parties hereto shall be given in writing, shall expressly reference the section(s) of this Agreement to which they pertain, and shall be delivered to the other party, effective on receipt, at the appropriate address as set forth below or to such other addresses as may be designated in writing by the parties from time to time during the term of this Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

If to ABX:

Abgenix, Inc.

7601 Dumbarton Circle

Fremont, California 94555

Attn: President

with a copy to:

Gray Cary Ware & Freidenrich LLP

4365 Executive Drive, Suite 1600

San Diego, California 92121-2189

Attn: Mark R. Wicker

If to CuraGen:

CuraGen Corporation

555 Long Wharf Drive

New Haven, Connecticut 06511

Attn: President

with a copy to:

Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C.

One Financial Center

Boston, Massachusetts 02111

Attn: Jeffrey M. Wiesen

15.7 No Implied Licenses. Only licenses (or sublicenses, as the case may be) and rights granted expressly herein shall be of legal force and effect. No license (or sublicense, as the case may be) or other right shall be created hereunder by implication, estoppel or otherwise. By way of clarification and not limitation, no license (or sublicense, as the case may be) is granted hereunder to CuraGen to have in its possession any XenoMouse Animals or to conduct immunizations thereof.

15.8 Compliance with Laws. Each party shall use the Technology and Information of the other party and the Research Program Technology and Information in compliance in all material respects with all applicable laws, guidelines and regulations which are applicable to such Technology and Information or the use thereof, including without limitation any biosafety procedures and all safety precautions accompanying such Technology and Information. Except as otherwise expressly agreed in this Agreement or otherwise expressly agreed in writing by the parties, neither party shall administer the Technology and Information of the other party or the Research Program Technology and Information to humans under any circumstances.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

15.9 Export Laws. Notwithstanding anything to the contrary contained herein, all obligations of ABX and CuraGen are subject to prior compliance with United States export regulations and such other United States laws and regulations as may be applicable, and to obtaining all necessary approvals required by the applicable agencies of the government of the United States. Each party shall be responsible for obtaining such approvals as required of it, and shall use efforts consistent with prudent business judgment to obtain such approvals. Each party shall cooperate reasonably with the other party and provide reasonable assistance to the other party as may be reasonably necessary to obtain any required approvals.

15.10 Force Majeure. Nonperformance of a party (other than for the payment of money) shall be excused to the extent that performance is rendered impossible by strike, fire, earthquake, flood, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform, is beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the nonperforming party.

15.11 No Consequential Damages. IN NO EVENT SHALL A PARTY HERETO BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER, INCLUDING WITHOUT LIMITATION LOST PROFITS ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES. NOTHING IN THIS SECTION 15.11 IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF EITHER PARTY.

15.12 Third Party Rights. Notwithstanding anything to the contrary in this Agreement, the grant of rights by ABX under this Agreement shall be subject to and limited in all respects by the terms of the applicable ABX In-License(s) pursuant to which ABX acquired any Licensed ABX Intellectual Property, and all rights or sublicenses granted under this Agreement shall be limited to the extent that ABX may grant such rights and sublicenses under such ABX In-Licenses. Additionally, and without limiting the foregoing, the rights granted to CuraGen hereunder, including without limitation any grant of “exclusive” rights, shall be subject to the rights granted to or retained by GenPharm under the GenPharm Cross License Agreement.

15.13 Complete Agreement. This Agreement constitutes the entire agreement between the parties regarding the subject matter hereof, and all prior representations, understandings and agreements regarding the subject matter hereof (including without limitation, the Original Agreement and the letter dated July 5, 2000, from Christopher McLeod to Raymond Withy) either written or oral, expressed or implied, are superseded and of no effect.

15.14 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and both together shall be deemed to be one and the same agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

15.15 Headings. The captions to the several Articles and Sections hereof are not a part of this Agreement, but are included merely for convenience of reference only and shall not affect its meaning or interpretation.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written.

ABGENIX, INC.
By:
(Signature)

(Printed Name)

(Title)

CURAGEN CORPORATION
By:
(Signature)

Christopher K. McLeod
(Printed Name)
Executive Vice President
(Title)

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

EXHIBIT A

ABX PATENT RIGHTS

I.	Pursuant to the MRLOA

A. Any of the patent applications listed in the following Table:

[*******]	[*******]	[*******]	[*******]	[*******]
[**********]	[************]	[*************]	[***************]	[********************]
[**********]	[************]	[*************]	[***************]	[********************]
[**********]	[************]	[************]	[***************]	[********************]
[**********]	[************]	[*************]	[***************]	[********************]
[**********]	[************]	[*************]	[***************]	[********************]
[**********]	[************]	[*************]	[***************]	[********************]
[**********]	[************]	[*************]	[***************]	[********************]
[**********]	[************]	[*************]	[***************]	[********************]
[**********]	[************]	[*************]	[***************]	[********************]
[**********]	[************]	[*************]	[***************]	[********************]
[**********]	[************]	[*************]	[***************]	[********************]
[**********]	[************]	[*************]	[***************]	[********************]
[**********]	[************]	[*************]	[***************]	[********************]
[**********]	[************]	[*************]	[***************]	[********************]
[**********]	[************]	[*************]	[***************]	[********************]
[**********]	[************]	[*************]	[***************]	[********************]
[**********]	[************]	[*************]	[***************]	[********************]
[**********]	[************]	[*************]	[***************]	[********************]

B.	[****************************************************************]:

[**********************************************************************].

D.	[****************************************************************]:

[**********************************************************************].

E.	[****************************************************************]:

[**********************************************************************].

II.	[*********************************]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

A.	[**********************************************************************].

B.	[**********************************************************************].

C.	[******************************************************************]:

[**********************************************************************].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

EXHIBIT B

ELIGIBLE ANTIGEN CRITERIA

A Research Antigen shall become an Eligible Antigen if it meets the following criteria:

1.	[*****************************************************************]

2.	[*****************************************************************]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

EXHIBIT C

RESEARCH PLAN

CuraGen/ABX Research Plan

[ATTACHED]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

EXHIBIT D

THIRD PARTY AGREEMENTS

Collaboration Agreements between CuraGen and

[***********************************]

[***********************************]

[***********************************]

[***********************************]

[***********************************]

[***********************************]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

EXHIBIT E

RESEARCH ANTIGEN DESIGNATION

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

EXHIBIT F

FORM OF THREE-WAY MTA

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

EXHIBIT G

FORM OF TWO-WAY MTA

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.